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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2011 through April 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------
                       Pioneer High
                       Yield Fund
--------------------------------------------------------------------------------
                       Semiannual Report | April 30, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A TAHYX
                       Class B TBHYX
                       Class C PYICX
                       Class R TYHRX
                       Class Y TYHYX
                       Class Z TAHZX

                       [LOGO]PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               16
Schedule of Investments                                                       18
Financial Statements                                                          46
Notes to Financial Statements                                                 56
Approval of Investment Advisory Agreement                                     66
Trustees, Officers and Service Providers                                      70

                      Pioneer High Yield Fund | Semiannual Report | 4/30/12    1

President's Letter

Dear Shareowner,

The U.S. economy continued its recovery through the first quarter of 2012, even as broader global concerns weighed on investors. The U.S. unemployment rate fell to 8.1% in April, and some indicators suggest that it may continue to trend down. The housing market continued to improve, fueled in part by record-low mortgage rates. The risk of rising oil prices appeared to recede. The improved outlook helped U.S. equity markets to perform well in the first quarter, with the Standard & Poor's 500 Index rising by 12%. For bond investors, the riskier sectors of the bond market fared the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, rose by just 0.3%, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 5.15%.

We are cautiously optimistic that the U.S. economy will continue to improve. But we are also closely monitoring macroeconomic concerns that could change the market's direction, such as the lingering debt woes in Europe, the state of the Chinese economy, and the U.S. government's fiscal situation. Clouds have continued to hover over Europe, as the exit of Greece from the Euro-zone remains a possibility. Meanwhile, China continues to face a potential slowdown in economic growth. In the U.S., tax increases and spending cuts scheduled to take effect at year-end should, unless fiscal policy changes, sharply reduce the budget deficit -- which would be very good for the country in the longer run -- but also could potentially stall U.S. economic growth in 2013. All of these considerations may lead to further market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually

2    Pioneer High Yield Fund | Semiannual Report | 4/30/12
monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer High Yield Fund | Semiannual Report | 4/30/12    3

Portfolio Management Discussion | 4/30/12

Despite stumbling at the outset, high-yield bonds posted strong performance during the six months ended April 30, 2012. In the following discussion, Tracy Wright and Andrew Feltus talk about the market environment and the factors that affected the performance of Pioneer High Yield Fund during the six-month period. Ms. Wright, senior vice president and portfolio manager at Pioneer, and Mr. Feltus, senior vice president and portfolio manager at Pioneer, are responsible for the daily management of the Fund.

Q     How did the Fund perform during the six months ended April 30, 2012?

A Pioneer High Yield Fund Class A shares returned 7.29% at net asset value during the six months ended April 30, 2012, while the Fund's main benchmark, the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index, returned 6.45%, and the Fund's secondary benchmark, the BofA ML All-Convertibles Speculative Quality Index, returned 5.56%. During the same six-month period, the average return of the 514 mutual funds in Lipper's High Current Yield Funds category was 6.39%.

Q How would you describe the investment environment for high-yield securities during the six months ended April 30, 2012?

A The six-month period featured a strong environment for high-yield investing. Healthy corporate business fundamentals supported high-yield bond valuations during the period, as robust earnings, free cash flow and capital discipline continued to benefit investors. Default rates remained well below average, which also helped to prolong the rally in the high-yield sector. Fund flows into the asset class persisted, as investors' search for yield in an extraordinarily low-interest-rate environment drove record demand.

      At the same time, the period started off with a bit of a bumpy ride in late 2011, as concerns about European sovereign-debt problems sent investors to the sidelines. That proved to be a temporary setback, however, as strong U.S. economic data and policy actions by the European Central Bank bolstered bank liquidity in Europe, fueling positive returns for much of the six-month period.

Q What were the main reasons for the Fund's outperformance of the BofA ML High Yield Master II Index during the six months ended April 30, 2012?

A Many factors contributed to the Fund's relative outperformance during the period, most notably the portfolio's allocation to equities, which are not part of the BofA ML High Yield Master II Index, and which outperformed

4    Pioneer High Yield Fund | Semiannual Report | 4/30/12
      high-yield securities. Overall security selection was another major factor in the Fund's outperformance of the benchmark. The Fund's underweights in the energy and utilities sectors also helped relative performance; on the other hand, underweights in banking and finance, and security selection within utilities detracted from relative performance. Although convertible securities underperformed the high-yield market as a whole, the Fund's security selection in that asset class outperformed the benchmark during the period.

Q What was your strategy in managing the Fund during the six-month period ended April 30, 2012?

A During the period, we generally maintained the portfolio's allocation to convertible securities and equities, two asset classes that can be somewhat riskier than high yield. We took that approach because we felt comfortable that the market environment would be supportive and we believed economic conditions would continue to improve. We also found the valuations in both of those asset classes attractive. Additionally, we found floating-rate bank loans to be appealing. Even though it is a widely-held belief that interest rates will remain low, the loans' floating-rate features should help the Fund to benefit from any future increase in interest rates. Given the relatively low yields offered in the higher-quality sectors of the high-yield bond market, we also have found that owning bank loans hasn't meant sacrificing much portfolio yield for the additional security provided by bank loans. With regard to sectors, we maintained portfolio exposure to basic materials and capital goods, as we felt global economic growth would buoy those sectors.

Q Which Fund holdings contributed the most to benchmark-relative performance during the six months ended April 30, 2012, and which detracted the most from relative performance?

A Fund holdings that contributed to relative performance included the convertible securities of WESCO, an industrial parts distributor, which rose on better-than-expected earnings. The common stock of chemical company Georgia Gulf also appreciated after the company received an unsolicited offer to be acquired. Lower natural gas prices also helped Georgia Gulf, and the Fund's holding of the common stock of chemical company LyondellBasell Industries. The convertible securities of industrial manufacturer Roper Industries and Amarin, a biopharmaceutical company, both contributed to the Fund's relative performance. Roper was helped by improved earnings growth, and Amarin gained after the company received patent approval for one of its drugs.

      On the down side, the Fund's investment in the municipal bonds of American Airlines detracted from relative performance after the company filed for bankruptcy protection, and the bonds of utilities TXU and

                      Pioneer High Yield Fund | Semiannual Report | 4/30/12    5

      Chesapeake Energy suffered due to weak natural gas prices during the six-month period. Other detractors included the common stocks of earth-imaging satellite companies DigitalGlobe and GeoEye, both of which declined due to concerns that the U.S. government, the companies' largest customer, might reduce its use of their services.

Q     What's your outlook?

A We believe that the U.S. economy will experience moderate growth of more than 2% in 2012, consistent with slow recoveries from balance-sheet-caused recessions. Consumer activity has exceeded expectations due to improved employment and increased consumer confidence. We believe that the high-yield market currently offers advantages over other fixed-income asset classes, as low default rates and the strong balance sheets of high-yield companies should help to support performance of the asset class. Our near- to medium-term concerns include the ongoing European sovereign-debt problems that may trigger a worse-than-expected recession there, and uncertainty surrounding the U.S. presidential election as well as ongoing, heated negotiations in Washington over the budget and tax-cut extensions.

Please refer to the Schedule of Investments on pages 18-45 for a full listing of Fund securities.

6    Pioneer High Yield Fund | Semiannual Report | 4/30/12

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                      Pioneer High Yield Fund | Semiannual Report | 4/30/12    7

Portfolio Summary | 4/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       38.8%
Convertible Corporate Bonds                                                21.3%
International Corporate Bonds                                              12.4%
U.S. Common Stocks                                                         11.3%
Senior Secured Loans                                                        8.4%
Convertible Preferred Stocks                                                3.7%
International Common Stocks                                                 2.1%
Temporary Cash Investment                                                   1.3%
U.S. Preferred Stocks                                                       0.6%
Asset Backed Securities                                                     0.1%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term securities; based on Standard & Poor's ratings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

BBB                                                                         1.7%
BB                                                                         28.4%
B                                                                          45.6%
CCC                                                                        11.4%
Not Rated                                                                  11.2%
Cash Equivalents                                                            1.7%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. NOVA Chemicals Corp., 7.875%, 9/15/25                                  2.30%
 2. Forest City Enterprises, Inc., 6.5%, 2/1/17                            2.02
 3. Forest City Enterprises, Inc., 7.0%, 12/31/99 (Perpetual)              1.99
 4. Tesoro Corp., 6.625%, 11/1/15                                          1.73
 5. LyondellBasell Industries NV                                           1.46
 6. WESCO International, Inc., 6.0%, 9/15/29                               1.41
 7. Georgia Gulf Corp.                                                     1.28
 8. Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15                         1.19
 9. Vertex Pharmaceuticals, Inc., 3.35%, 10/1/15                           1.16
10. Ford Motor Co., 4.25%, 11/15/16                                        1.12

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer High Yield Fund | Semiannual Report | 4/30/12

Prices and Distributions | 4/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                                 4/30/12                           10/31/11
--------------------------------------------------------------------------------
  A                                   $ 10.08                            $  9.67
--------------------------------------------------------------------------------
  B                                   $ 10.16                            $  9.75
--------------------------------------------------------------------------------
  C                                   $ 10.26                            $  9.84
--------------------------------------------------------------------------------
  R                                   $ 11.28                            $ 10.82
--------------------------------------------------------------------------------
  Y                                   $ 10.08                            $  9.67
--------------------------------------------------------------------------------
  Z                                   $  9.69                            $  9.33
--------------------------------------------------------------------------------

Distributions per Share: 11/1/11-4/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Short-Term           Long-Term
Class            Net Investment Income        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
  A                     $ 0.2824                   $ --                $ --
--------------------------------------------------------------------------------
  B                     $ 0.2320                   $ --                $ --
--------------------------------------------------------------------------------
  C                     $ 0.2506                   $ --                $ --
--------------------------------------------------------------------------------
  R                     $ 0.2924                   $ --                $ --
--------------------------------------------------------------------------------
  Y                     $ 0.2987                   $ --                $ --
--------------------------------------------------------------------------------
  Z                     $ 0.2863                   $ --                $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 10-15.

                      Pioneer High Yield Fund | Semiannual Report | 4/30/12    9

Performance Update | 4/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                                     Net             Public
                                                     Asset Value     Offering
Period                                               (NAV)           Price (POP)
--------------------------------------------------------------------------------
10 Years                                              7.53%           7.05%
5 Years                                               5.19            4.23
1 Year                                               -1.67           -6.10
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High        BofA ML High Yield       BofA ML All-Convertibles
                     Yield Fund           Master II Index       Speculative Quality Index
4/02                  $ 9,550                 $10,000                    $10,000
4/03                  $10,186                 $10,760                    $10,585
4/04                  $12,006                 $12,346                    $13,513
4/05                  $12,280                 $13,145                    $13,376
4/06                  $13,696                 $14,337                    $16,131
4/07                  $15,338                 $16,116                    $18,366
4/08                  $15,426                 $15,983                    $17,826
4/09                  $11,240                 $13,635                    $12,329
4/10                  $17,043                 $19,663                    $19,695
4/11                  $20,091                 $22,286                    $23,208
4/12                  $19,755                 $23,434                    $21,699

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10    Pioneer High Yield Fund | Semiannual Report | 4/30/12

Performance Update | 4/30/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                    6.74%        6.74%
5 Years                                                     4.41         4.41
1 Year                                                     -2.58        -6.30
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
2.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High        BofA ML High Yield       BofA ML All-Convertibles
                     Yield Fund           Master II Index       Speculative Quality Index
4/02                  $10,000                 $10,000                    $10,000
4/03                  $10,576                 $10,760                    $10,585
4/04                  $12,374                 $12,346                    $13,513
4/05                  $12,561                 $13,145                    $13,376
4/06                  $13,901                 $14,337                    $16,131
4/07                  $15,465                 $16,116                    $18,366
4/08                  $15,441                 $15,983                    $17,826
4/09                  $11,181                 $13,635                    $12,329
4/10                  $16,816                 $19,663                    $19,695
4/11                  $19,699                 $22,286                    $23,208
4/12                  $19,192                 $23,434                    $21,699

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    11

Performance Update | 4/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                    6.79%        6.79%
5 Years                                                     4.50         4.50
1 Year                                                     -2.27        -2.27
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High        BofA ML High Yield       BofA ML All-Convertibles
                     Yield Fund           Master II Index       Speculative Quality Index
4/02                  $10,000                 $10,000                    $10,000
4/03                  $10,589                 $10,760                    $10,585
4/04                  $12,386                 $12,346                    $13,513
4/05                  $12,569                 $13,145                    $13,376
4/06                  $13,917                 $14,337                    $16,131
4/07                  $15,476                 $16,116                    $18,366
4/08                  $15,445                 $15,983                    $17,826
4/09                  $11,194                 $13,635                    $12,329
4/10                  $16,847                 $19,663                    $19,695
4/11                  $19,738                 $22,286                    $23,208
4/12                  $19,289                 $23,434                    $21,699

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12    Pioneer High Yield Fund | Semiannual Report | 4/30/12

Performance Update | 4/30/12                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                    7.31%        7.31%
5 Years                                                     4.99         4.99
1 Year                                                     -1.91        -1.91
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.46%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High        BofA ML High Yield       BofA ML All-Convertibles
                     Yield Fund           Master II Index       Speculative Quality Index
4/02                  $10,000                 $10,000                    $10,000
4/03                  $10,611                 $10,760                    $10,585
4/04                  $12,542                 $12,346                    $13,513
4/05                  $12,776                 $13,145                    $13,376
4/06                  $14,212                 $14,337                    $16,131
4/07                  $15,864                 $16,116                    $18,366
4/08                  $15,916                 $15,983                    $17,826
4/09                  $11,602                 $13,635                    $12,329
4/10                  $17,545                 $19,663                    $19,695
4/11                  $20,636                 $22,286                    $23,208
4/12                  $20,241                 $23,434                    $21,699

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    13

Performance Update | 4/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                    7.97%        7.97%
5 Years                                                     5.68         5.68
1 Year                                                     -1.34        -1.34
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
0.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer High        BofA ML High Yield       BofA ML All-Convertibles
                     Yield Fund           Master II Index       Speculative Quality Index
4/02                 $ 5,000,000            $ 5,000,000                 $ 5,000,000
4/03                 $ 5,351,568            $ 5,380,191                 $ 5,292,607
4/04                 $ 6,313,375            $ 6,173,172                 $ 6,756,426
4/05                 $ 6,479,235            $ 6,572,556                 $ 6,688,171
4/06                 $ 7,259,879            $ 7,168,423                 $ 8,065,597
4/07                 $ 8,166,475            $ 8,058,206                 $ 9,182,920
4/08                 $ 8,245,161            $ 7,991,510                 $ 8,912,858
4/09                 $ 6,051,799            $ 6,817,601                 $ 6,164,668
4/10                 $ 9,211,180            $ 9,831,250                 $ 9,847,414
4/11                 $10,909,867            $11,143,223                 $11,603,865
4/12                 $10,763,900            $11,716,966                 $10,849,469

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14    Pioneer High Yield Fund | Semiannual Report | 4/30/12

Performance Update | 4/30/12                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of April 30, 2012)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                    7.31%        7.31%
5 Years                                                     4.75         4.75
1 Year                                                     -5.19        -5.19
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated March 1, 2012)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                            0.97%        0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High        BofA ML High Yield       BofA ML All-Convertibles
                     Yield Fund           Master II Index       Speculative Quality Index
4/02                  $10,000                 $10,000                    $10,000
4/03                  $10,662                 $10,760                    $10,585
4/04                  $12,567                 $12,346                    $13,513
4/05                  $12,854                 $13,145                    $13,376
4/06                  $14,336                 $14,337                    $16,131
4/07                  $16,055                 $16,116                    $18,366
4/08                  $16,231                 $15,983                    $17,826
4/09                  $11,919                 $13,635                    $12,329
4/10                  $17,955                 $19,663                    $19,695
4/11                  $21,359                 $22,286                    $23,208
4/12                  $20,251                 $23,434                    $21,699

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares for periods prior to their inception on July 6, 2007 would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2013, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from November 1, 2011 through April 30, 2012.

-----------------------------------------------------------------------------------------------------------
Share Class                     A             B             C             R             Y             Z
-----------------------------------------------------------------------------------------------------------
Beginning Account Value    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
on 11/1/11
-----------------------------------------------------------------------------------------------------------
Ending Account Value       $ 1,072.90    $ 1,066.90    $ 1,069.20    $ 1,070.70    $ 1,074.70    $ 1,070.60
(after expenses)
on 4/30/12
-----------------------------------------------------------------------------------------------------------
Expenses Paid              $     5.88    $    11.15    $     9.57    $     8.03    $     4.28    $     4.38
During Period*
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.17%, 1.86%, 1.56%, 0.83% and 0.85% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16    Pioneer High Yield Fund | Semiannual Report | 4/30/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2011 through April 30, 2012.

-----------------------------------------------------------------------------------------------------------
Share Class                     A             B             C             R             Y             Z
-----------------------------------------------------------------------------------------------------------
Beginning Account Value    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
on 11/1/11
-----------------------------------------------------------------------------------------------------------
Ending Account Value       $ 1,019.19    $ 1,014.07    $ 1,015.61    $ 1,017.11    $ 1,020.74    $ 1,020.64
(after expenses)
on 4/30/12
-----------------------------------------------------------------------------------------------------------
Expenses Paid              $     5.72    $    10.87    $     9.32    $     7.82    $     4.17    $     4.27
During Period*
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.17%, 1.86%, 1.56%, 0.83% and 0.85% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    17

Schedule of Investments | 4/30/12 (unaudited)

---------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------------
                                          CONVERTIBLE CORPORATE BONDS -- 20.8%
                                          ENERGY -- 2.4%
                                          Oil & Gas Equipment & Services -- 0.4%
  7,330,000                       BB/NR   Exterran Holdings, Inc., 4.25%, 6/15/14                $    7,238,375
  2,034,000                       B-/NR   Newpark Resources, Inc., 4.0%, 10/1/17                      2,003,490
                                                                                                 --------------
                                                                                                 $    9,241,865
---------------------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.8%
 15,106,000                      BB/Ba3   Chesapeake Energy Corp., 2.5%, 5/15/37                 $   13,104,455
  4,152,000                       BB/NR   Chesapeake Energy Corp., 2.5%, 5/15/37                      3,529,200
  2,825,000                       NR/NR   Stone Energy Corp., 1.75%, 3/1/17 (144A)                    2,719,062
                                                                                                 --------------
                                                                                                 $   19,352,717
---------------------------------------------------------------------------------------------------------------
                                          Coal & Consumable Fuels -- 1.2%
 30,858,000                      BB-/NR   Alpha Appalachia Holdings, Inc., 3.25%,
                                          8/1/15                                                 $   28,235,070
  4,505,000                      CCC/B2   James River Coal Co., 3.125%, 3/15/18                       1,672,481
                                                                                                 --------------
                                                                                                 $   29,907,551
                                                                                                 --------------
                                          Total Energy                                           $   58,502,133
---------------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 0.2%
                                          Steel -- 0.2%
  5,740,000                      BB+/NR   Steel Dynamics, Inc., 5.125%, 6/15/14                  $    6,199,200
                                                                                                 --------------
                                          Total Materials                                        $    6,199,200
---------------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 3.7%
                                          Electrical Components & Equipment -- 1.3%
 10,874,000                        B/B2   General Cable Corp., 4.5%,
                                          11/15/29 (Step)                                        $   11,553,625
 16,602,000                   BBB-/Baa3   Roper Industries, Inc., 0.0%,
                                          1/15/34 (Step)                                             21,105,292
                                                                                                 --------------
                                                                                                 $   32,658,917
---------------------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 1.0%
  3,700,000                       NR/NR   Greenbrier Companies, Inc., 3.5%,
                                          4/1/18 (144A)                                          $    3,353,125
 21,675,000                        B/NR   Navistar International Corp.,
                                          3.0%, 10/15/14                                             22,352,344
                                                                                                 --------------
                                                                                                 $   25,705,469
---------------------------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 1.4%
 13,627,000                        B/NR   WESCO International, Inc., 6.0%, 9/15/29               $   33,420,218
                                                                                                 --------------
                                          Total Capital Goods                                    $   91,784,604
---------------------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.5%
                                          Airlines -- 0.1%
  2,575,000                       B-/B3   Continental Airlines, Inc., 4.5%, 1/15/15              $    3,537,406
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer High Yield Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                          Marine -- 0.4%
 5,993,000                        NR/NR   DryShips, Inc., 5.0%, 12/1/14               $    4,914,260
 8,944,362                        NR/NR   Horizon Lines, Inc., 6.0%, 4/15/17
                                          (Series A) (d)                                   3,846,076
 2,484,545                        NR/NR   Horizon Lines, Inc., 6.0%, 4/15/17
                                          (Series B) (d)                                   1,068,354
                                                                                      --------------
                                                                                      $    9,828,690
                                                                                      --------------
                                          Total Transportation                        $   13,366,096
----------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 1.1%
                                          Automobile Manufacturers -- 1.1%
17,861,000                      BB+/Ba2   Ford Motor Co., 4.25%, 11/15/16             $   26,523,585
                                                                                      --------------
                                          Total Automobiles & Components              $   26,523,585
----------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.8%
                                          Homebuilding -- 0.8%
11,230,000                      BB-/Ba2   DR Horton, Inc., 2.0%, 5/15/14              $   15,258,762
 3,015,000                        B+/B2   Lennar Corp., 2.75%, 12/15/20 (144A)             4,292,606
                                                                                      --------------
                                                                                      $   19,551,368
                                                                                      --------------
                                          Total Consumer Durables & Apparel           $   19,551,368
----------------------------------------------------------------------------------------------------
                                          RETAILING -- 0.3%
                                          Automotive Retail -- 0.3%
 5,100,000                      B+/Caa3   Sonic Automotive, Inc., 5.0%, 10/1/29       $    7,426,875
                                                                                      --------------
                                          Total Retailing                             $    7,426,875
----------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.4%
                                          Tobacco -- 0.4%
 9,065,000                    CCC+/Caa1   Alliance One International, Inc.,
                                          5.5%, 7/15/14                               $    8,736,394
                                                                                      --------------
                                          Total Food, Beverage & Tobacco              $    8,736,394
----------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                                          Health Care Equipment -- 0.1%
 2,505,000                       BB+/NR   Hologic, Inc., 2.0%, 12/15/37 (Step)        $    2,699,138
----------------------------------------------------------------------------------------------------
                                          Health Care Supplies -- 0.4%
 9,460,000                        B-/NR   Alere, Inc., 3.0%, 5/15/16                  $    9,176,200
----------------------------------------------------------------------------------------------------
                                          Health Care Technology -- 0.5%
 8,600,000                        NR/NR   WebMD Health Corp., 2.25%, 3/31/16          $    8,129,253
 5,520,000                        NR/NR   WebMD Health Corp., 2.5%, 1/31/18                4,767,900
                                                                                      --------------
                                                                                      $   12,897,153
                                                                                      --------------
                                          Total Health Care Equipment & Services      $   24,772,491
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    19

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                              Value
---------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS, BIOTECHNOLOGY &
                                          LIFE SCIENCES -- 3.3%
                                          Biotechnology -- 3.1%
 11,380,000                       NR/NR   Corsicanto, Ltd., 3.5%, 1/15/32 (144A)     $   18,179,550
 13,876,000                       NR/NR   Cubist Pharmaceuticals, Inc.,
                                          2.5%, 11/1/17                                  21,785,320
  9,000,000                       NR/NR   PDL BioPharma, Inc., 3.75%, 5/1/15              9,270,000
 24,590,000                       NR/NR   Vertex Pharmaceuticals, Inc.,
                                          3.35%, 10/1/15                                 27,448,588
                                                                                     --------------
                                                                                     $   76,683,458
---------------------------------------------------------------------------------------------------
                                          Pharmaceuticals -- 0.2%
  5,270,000                       NR/NR   Salix Pharmaceuticals, Ltd., 1.5%,
                                          3/15/19 (144A)                             $    5,355,638
                                                                                     --------------
                                          Total Pharmaceuticals, Biotechnology &
                                          Life Sciences                              $   82,039,096
---------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.4%
                                          Consumer Finance -- 0.4%
  3,910,000                       NR/NR   DFC Global Corp., 2.875%, 6/30/27          $    3,963,762
    240,000                       NR/NR   DFC Global Corp., 2.875%,
                                          6/30/27 (144A)                                    243,300
  5,200,000                       B+/NR   DFC Global Corp., 3.25%, 4/15/17 (144A)         5,461,612
                                                                                     --------------
                                                                                     $    9,668,674
                                                                                     --------------
                                          Total Diversified Financials               $    9,668,674
---------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 0.3%
                                          Specialized REITs -- 0.3%
  4,785,000                      BB+/NR   Host Hotels & Resorts LP, 2.5%,
                                          10/15/29 (144A)                            $    6,447,788
                                                                                     --------------
                                          Total Real Estate                          $    6,447,788
---------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 2.2%
                                          Internet Software & Services -- 0.6%
  9,200,000                        B/NR   Equinix, Inc., 3.0%, 10/15/14              $   14,513,000
---------------------------------------------------------------------------------------------------
                                          Application Software -- 1.4%
  5,815,000                       NR/NR   Mentor Graphics Corp., 4.0%, 4/1/31        $    6,192,975
  3,200,000                      BB-/NR   Nuance Communications, Inc., 2.75%,
                                          11/1/31 (144A)                                  3,584,000
 16,772,000                      BB-/NR   Nuance Communications, Inc., 2.75%,
                                          8/15/27                                        23,711,415
                                                                                     --------------
                                                                                     $   33,488,390
---------------------------------------------------------------------------------------------------
                                          Systems Software -- 0.2%
  4,915,000                       NR/NR   Rovi Corp., 2.625%, 2/15/40                $    5,013,300
                                                                                     --------------
                                          Total Software & Services                  $   53,014,690
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 0.7%
                                          Communications Equipment -- 0.3%
  6,520,000                       NR/NR   InterDigital, Inc. Pennsylvania, 2.5%,
                                          3/15/16                                             $    6,332,550
------------------------------------------------------------------------------------------------------------
                                          Computer Storage & Peripherals -- 0.3%
  7,275,000                       BB/NR   SanDisk Corp., 1.5%, 8/15/17                        $    7,538,719
------------------------------------------------------------------------------------------------------------
                                          Electronic Components -- 0.1%
  3,755,000                      BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                          5/15/41 (144A)                                      $    3,027,469
                                                                                              --------------
                                          Total Technology Hardware & Equipment               $   16,898,738
------------------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%
                                          Semiconductor Equipment -- 0.9%
  5,491,000                   BBB-/Baa1   Lam Research Corp., 1.25%,
                                          5/15/18 (144A)                                      $    5,491,000
 12,760,000                       NR/NR   Novellus Systems, Inc., 2.625%,
                                          5/15/41 (144A)                                          16,922,950
                                                                                              --------------
                                                                                              $   22,413,950
------------------------------------------------------------------------------------------------------------
                                          Semiconductors -- 1.6%
 16,464,000                       BB/NR   ON Semiconductor Corp., 2.625%,
                                          12/15/26                                            $   17,760,540
    450,000                       BB/NR   ON Semiconductor Corp., 2.625%,
                                          12/15/26                                                   506,812
  6,975,000                       NR/NR   SunPower Corp., 4.5%, 3/15/15                            5,954,906
 16,544,000                       NR/NR   SunPower Corp., 4.75%, 4/15/14                          15,179,120
  1,000,000                       NR/NR   Suntech Power Holdings Co., Ltd.,
                                          3.0%, 3/15/13                                              687,500
                                                                                              --------------
                                                                                              $   40,088,878
                                                                                              --------------
                                          Total Semiconductors & Semiconductor
                                          Equipment                                           $   62,502,828
------------------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 1.0%
                                          Integrated Telecommunication Services -- 1.0%
  9,000,000                        B/NR   Ciena Corp., 0.875%, 6/15/17                        $    7,627,500
  6,503,000                       NR/NR   MasTec, Inc., 4.0%, 6/15/14                              8,567,702
  5,775,000                       NR/NR   MasTec, Inc., 4.25%, 12/15/14                            7,868,438
                                                                                              --------------
                                                                                              $   24,063,640
                                                                                              --------------
                                          Total Telecommunication Services                    $   24,063,640
------------------------------------------------------------------------------------------------------------
                                          TOTAL CONVERTIBLE CORPORATE BONDS
                                          (Cost $430,865,388)                                 $  511,498,200
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    21

---------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------------
                                          PREFERRED STOCKS -- 0.6%
                                          DIVERSIFIED FINANCIALS -- 0.6%
                                          Other Diversified Financial Services -- 0.4%
    358,975          8.12       CCC+/B3   GMAC Capital Trust I, Floating Rate Note,
                                          2/15/40                                          $    8,597,451
---------------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.2%
      6,450                     CCC+/B3   Ally Financial, Inc., 7.0%,
                                          12/31/99 (Perpetual) (144A)                      $    5,474,841
                                                                                           --------------
                                          Total Diversified Financials                     $   14,072,292
---------------------------------------------------------------------------------------------------------
                                          TOTAL PREFERRED STOCKS
                                          (Cost $14,927,566)                               $   14,072,292
---------------------------------------------------------------------------------------------------------
                                          CONVERTIBLE PREFERRED STOCKS -- 3.6%
                                          ENERGY -- 0.3%
                                          Oil & Gas Exploration & Production -- 0.3%
     59,180                       NR/NR   Petroquest Energy, Inc., 6.875%, 12/31/99
                                          (Perpetual)                                      $    2,038,011
     46,800                       NR/NR   SandRidge Energy, Inc., 8.5%,
                                          12/31/99 (Perpetual)                                  5,656,950
                                                                                           --------------
                                                                                           $    7,694,961
                                                                                           --------------
                                          Total Energy                                     $    7,694,961
---------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 0.4%
                                          Electrical Components & Equipment -- 0.4%
     68,400                       NR/NR   General Cable Corp., 5.75%, 11/24/13             $   10,080,450
                                                                                           --------------
                                          Total Capital Goods                              $   10,080,450
---------------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.1%
                                          Tires & Rubber -- 0.1%
     61,100                       NR/NR   The Goodyear Tire & Rubber Co.,
                                          5.875%, 4/1/14                                   $    2,536,872
                                                                                           --------------
                                          Total Automobiles & Components                   $    2,536,872
---------------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                                          Health Care Supplies -- 0.9%
     89,308                     CCC+/NR   Alere, Inc., 3.0%, 12/31/99 (Perpetual)          $   20,912,361
                                                                                           --------------
                                          Total Health Care Equipment & Services           $   20,912,361
---------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 1.9%
                                          Real Estate Operating Companies -- 1.9%
    821,962                   CCC+/Caa2   Forest City Enterprises, Inc., 7.0%,
                                          12/31/99 (Perpetual)                             $   47,057,324
                                                                                           --------------
                                          Total Real Estate                                $   47,057,324
---------------------------------------------------------------------------------------------------------
                                          TOTAL CONVERTIBLE PREFERRED STOCKS
                                          (Cost $78,797,715)                               $   88,281,968
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
              Rate (b)      Ratings
Shares        (unaudited)   (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                          COMMON STOCKS -- 13.2%
                                          ENERGY -- 0.8%
                                          Oil & Gas Drilling -- 0.4%
  1,135,337                               Hercules Offshore, Inc.*                      $    5,767,512
     63,739                               Transocean, Ltd.                                   3,211,808
                                                                                        --------------
                                                                                        $    8,979,320
------------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.3%
    147,800                               Marathon Oil Corp.                            $    4,336,452
    543,713                               SandRidge Energy, Inc.*                            4,344,267
                                                                                        --------------
                                                                                        $    8,680,719
------------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 0.1%
     73,900                               Marathon Petroleum Corp.*                     $    3,074,979
                                                                                        --------------
                                          Total Energy                                  $   20,735,018
------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 3.9%
                                          Commodity Chemicals -- 1.2%
    856,427                               Georgia Gulf Corp.*                           $   30,360,337
------------------------------------------------------------------------------------------------------
                                          Diversified Chemicals -- 1.4%
    826,015                               LyondellBasell Industries NV                  $   34,510,907
------------------------------------------------------------------------------------------------------
                                          Metal & Glass Containers -- 0.3%
    271,099                               Owens-Illinois, Inc.*                         $    6,303,052
------------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 1.0%
  4,128,459                               Blaze Recycling & Metals LLC (Class A)
                                          Units (d)                                     $    2,724,783
    483,460                               Freeport-McMoRan Copper & Gold, Inc.              18,516,518
  2,600,200                               Polymet Mining Corp.*                              2,626,202
                                                                                        --------------
                                                                                        $   23,867,503
                                                                                        --------------
                                          Total Materials                               $   95,041,799
------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 3.2%
                                          Aerospace & Defense -- 1.3%
    270,857                               BE Aerospace, Inc.*                           $   12,738,405
    379,503                               DigitalGlobe, Inc.*                                4,656,502
    151,275                               Exelis, Inc.                                       1,744,201
    198,829                               GeoEye, Inc.*                                      4,557,161
     75,637                               ITT Corp.                                          1,698,807
    496,600                               Orbital Sciences Corp.*                            6,237,296
                                                                                        --------------
                                                                                        $   31,632,372
------------------------------------------------------------------------------------------------------
                                          Building Products -- 0.3%
    160,212                               Lennox International, Inc.                    $    6,953,201
------------------------------------------------------------------------------------------------------
                                          Electrical Components & Equipment -- 0.8%
    182,555                               Cooper Industries Plc                         $   11,422,466

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    23

---------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
              Rate (b)      Ratings
Shares        (unaudited)   (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------------
                                          Electrical Components & Equipment -- (continued)
    321,400                               General Cable Corp.*                                   $    9,462,016
                                                                                                 --------------
                                                                                                 $   20,884,482
---------------------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 0.2%
    565,602                               Commercial Vehicle Group, Inc.*                        $    6,018,005
---------------------------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 0.6%
    107,922                               ESCO Technologies, Inc.                                $    3,712,517
    144,669                               Kennametal, Inc.                                            6,109,372
    151,275                               Xylem, Inc.                                                 4,217,547
                                                                                                 --------------
                                                                                                 $   14,039,436
                                                                                                 --------------
                                          Total Capital Goods                                    $   79,527,496
---------------------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.0%
                                          Marine -- 0.0%
    235,334                               Horizon Lines, Inc.*                                   $      625,988
                                                                                                 --------------
                                          Total Transportation                                   $      625,988
---------------------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.9%
                                          Casinos & Gaming -- 0.1%
     68,300                               WMS Industries, Inc.*                                  $    1,674,033
---------------------------------------------------------------------------------------------------------------
                                          Restaurants -- 0.5%
    221,243                               Starbucks Corp.                                        $   12,694,923
---------------------------------------------------------------------------------------------------------------
                                          Specialized Consumer Services -- 0.3%
    554,720                               Service Corp International                             $    6,423,658
                                                                                                 --------------
                                          Total Consumer Services                                $   20,792,614
---------------------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.2%
                                          Tobacco -- 0.2%
  1,076,613                               Alliance One International, Inc.*                      $    3,811,210
                                                                                                 --------------
                                          Total Food, Beverage & Tobacco                         $    3,811,210
---------------------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                          Health Care Supplies -- 0.1%
     70,500                               Alere, Inc.*                                           $    1,684,245
---------------------------------------------------------------------------------------------------------------
                                          Managed Health Care -- 0.7%
    188,880                               Aetna, Inc.                                            $    8,318,275
     67,800                               Cigna Corp.                                                 3,134,394
     95,800                               UnitedHealth Group, Inc.                                    5,379,170
                                                                                                 --------------
                                                                                                 $   16,831,839
                                                                                                 --------------
                                          Total Health Care Equipment & Services                 $   18,516,084
---------------------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                          SCIENCES -- 1.4%
                                          Life Sciences Tools & Services -- 1.4%
    103,356                               Bio-Rad Laboratories, Inc.*                            $   11,161,414
    239,862                               Thermo Fisher Scientific, Inc.                             13,348,320

The accompanying notes are an integral part of these financial statements.

24    Pioneer High Yield Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
              Rate (b)      Ratings
Shares        (unaudited)   (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------------
                                          Life Sciences Tools & Services -- (continued)
    118,592                               Waters Corp.*                                    $    9,974,773
                                                                                           --------------
                                                                                           $   34,484,507
                                                                                           --------------
                                          Total Pharmaceuticals, Biotechnology &
                                          Life Sciences                                    $   34,484,507
---------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.1%
                                          Asset Management & Custody Banks -- 0.1%
     73,836                               Legg Mason, Inc.                                 $    1,924,905
                                                                                           --------------
                                          Total Diversified Financials                     $    1,924,905
---------------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 1.6%
                                          Communications Equipment -- 0.1%
    108,400                               Research In Motion, Ltd.*                        $    1,550,120
---------------------------------------------------------------------------------------------------------
                                          Computer Storage & Peripherals -- 0.2%
    826,557                               OCZ Technology Group, Inc.*                      $    4,876,686
---------------------------------------------------------------------------------------------------------
                                          Electronic Equipment Manufacturers -- 0.4%
    257,584                               Itron, Inc.*                                     $   10,509,427
---------------------------------------------------------------------------------------------------------
                                          Electronic Manufacturing Services -- 0.3%
    239,300                               TE Connectivity, Ltd.                            $    8,724,878
---------------------------------------------------------------------------------------------------------
                                          Technology Distributors -- 0.6%
    142,843                               Arrow Electronics, Inc.*                         $    6,006,548
    417,700                               Ingram Micro, Inc.*                                   8,128,442
                                                                                           --------------
                                                                                           $   14,134,990
                                                                                           --------------
                                          Total Technology Hardware & Equipment            $   39,796,101
---------------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.3%
                                          Integrated Telecommunication Services -- 0.3%
    585,800                               Windstream Corp.                                 $    6,584,392
                                                                                           --------------
                                          Total Telecommunication Services                 $    6,584,392
---------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.0%
                                          Multi-Utilities -- 0.0%
     43,234                               CMS Energy Corp.                                 $      993,950
                                                                                           --------------
                                          Total Utilities                                  $      993,950
---------------------------------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS
                                          (Cost $253,211,093)                              $  322,834,064
---------------------------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------------------------
                                          ASSET BACKED SECURITIES -- 0.1%
                                          BANKS -- 0.1%
                                          Thrifts & Mortgage Finance -- 0.1%
  2,510,000          0.69        CCC/B2   Bear Stearns Asset Backed Securities Trust,
                                          Floating Rate Note, 1/25/47                      $      911,888

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    25

---------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
  1,366,480          0.94      AAA/Caa2   FBR Securitization Trust, Floating Rate Note,
                                          10/25/35                                         $      765,524
                                                                                           --------------
                                                                                           $    1,677,412
                                                                                           --------------
                                          Total Banks                                      $    1,677,412
---------------------------------------------------------------------------------------------------------
                                          TOTAL ASSET BACKED SECURITIES
                                          (Cost $2,154,673)                                $    1,677,412
---------------------------------------------------------------------------------------------------------
                                          CORPORATE BONDS -- 50.1%
                                          ENERGY -- 10.3%
                                          Oil & Gas Drilling -- 1.1%
 13,575,000                       B-/B3   Offshore Group Investments, Ltd.,
                                          11.5%, 8/1/15                                    $   14,847,656
  4,640,000                       B-/B3   Offshore Group Investments, Ltd.,
                                          11.5%, 8/1/15 (144A)                                  5,075,000
  6,830,000                       B+/B3   Pioneer Drilling Co., 9.875%,
                                          3/15/18 (144A)                                        7,205,650
                                                                                           --------------
                                                                                           $   27,128,306
---------------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment & Services -- 0.5%
  3,248,000                       B+/B1   American Petroleum Tankers Parent LLC,
                                          10.25%, 5/1/15                                   $    3,418,520
  4,225,000                       B-/B3   Expro Finance Luxembourg SCA, 8.5%,
                                          12/15/16 (144A)                                       4,098,250
  1,725,000                      BB/Ba3   Exterran Holdings, Inc., 7.25%, 12/1/18               1,656,000
  2,275,000                   CCC+/Caa2   Green Field Energy Services, Inc., 13.0%,
                                          11/15/16 (144A)                                       2,229,500
                                                                                           --------------
                                                                                           $   11,402,270
---------------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 5.6%
  3,550,000                       B+/B2   Berry Petroleum Co., 6.75%, 11/1/20              $    3,771,875
 16,486,000                        B/B3   Carrizo Oil & Gas, Inc., 8.625%, 10/15/18            17,475,160
  4,595,000                       B-/B3   Chaparral Energy, Inc., 8.25%, 9/1/21                 4,893,675
  7,875,000                      BB/Ba3   Chesapeake Energy Corp., 6.775%,
                                          3/15/19                                               7,658,438
  3,110,000                     BB+/Ba1   Cimarex Energy Co., 5.875%, 5/1/22                    3,218,850
  4,682,000                        B/B2   Comstock Resources, Inc., 7.75%, 4/1/19               4,354,260
  2,925,000                      BB+/B1   Concho Resources, Inc., 6.5%, 1/15/22                 3,085,875
  2,775,000                   CCC+/Caa1   Goodrich Petroleum Corp., 8.875%,
                                          3/15/19                                               2,684,812
  5,200,000                     B-/Caa1   Kodiak Oil & Gas Corp., 8.125%,
                                          12/1/19 (144A)                                        5,512,000
 19,735,000                        B/B2   Linn Energy LLC, 6.25%, 11/1/19 (144A)               19,438,975
  2,820,000                      B/Caa1   Oasis Petroleum, Inc., 6.5%, 11/1/21                  2,876,400
  5,945,000                        B/B3   Penn Virginia Corp., 7.25%, 4/15/19                   4,904,625
  3,020,000                   CCC+/Caa1   PetroBakken Energy, Ltd., 8.625%,
                                          2/1/20 (144A)                                         3,148,350

The accompanying notes are an integral part of these financial statements.

26    Pioneer High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                       Value
------------------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- (continued)
 1,830,000                        B-/B3   Quicksilver Resources, Inc., 7.125%,
                                          4/1/16                                              $    1,674,450
11,178,000                         B/B2   Quicksilver Resources, Inc., 8.25%, 8/1/15              11,233,890
 4,330,000                         B/B1   Samson Investment Co., 9.75%,
                                          2/15/20 (144A)                                           4,519,438
10,770,000                         B/B3   SandRidge Energy, Inc., 8.0%,
                                          6/1/18 (144A)                                           11,173,875
 3,085,000                        BB/B1   SM Energy Co., 6.5%, 11/15/21                            3,254,675
   650,000                        BB/B1   SM Energy Co., 6.625%, 2/15/19                             685,750
18,920,000                        B+/B3   Swift Energy Co., 7.875%, 3/1/22 (144A)                 19,345,700
 3,300,000                      B-/Caa1   Vanguard Natural Resources LLC,
                                          7.875%, 4/1/20                                           3,308,250
                                                                                              --------------
                                                                                              $  138,219,323
------------------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 1.7%
40,085,000                      BB+/Ba1   Tesoro Corp., 6.625%, 11/1/15                       $   40,986,912
------------------------------------------------------------------------------------------------------------
                                          Oil & Gas Storage & Transportation -- 0.8%
 2,050,000                        B+/B1   Copano Energy LLC, 7.125%, 4/1/21                   $    2,162,750
 3,500,000           7.00      BB+/Baa3   Enterprise Products Operating LLC, Floating
                                          Rate Note, 6/1/67                                        3,508,750
13,000,000                        NR/B2   Everest Acquisition LLC, 9.375%,
                                          5/1/20 (144A)                                           13,845,000
   925,000                       BB-/B1   Holly Energy Partners LP, 8.25%, 3/15/18                   987,438
                                                                                              --------------
                                                                                              $   20,503,938
------------------------------------------------------------------------------------------------------------
                                          Coal & Consumable Fuels -- 0.6%
   795,000                       BB/Ba3   Alpha Natural Resources, Inc.,
                                          6.0%, 6/1/19                                        $      743,325
 1,750,000                        B+/B1   Arch Coal, Inc., 7.0%, 6/15/19 (144A)                    1,566,250
 6,470,000                        B+/B1   Arch Coal, Inc., 7.25%, 6/15/21 (144A)                   5,774,475
 4,170,000                         B/B2   James River Coal Co., 7.875%, 4/1/19                     2,710,500
 3,027,000                         B/B3   Murray Energy Corp., 10.25%,
                                          10/15/15 (144A)                                          2,875,650
                                                                                              --------------
                                                                                              $   13,670,200
                                                                                              --------------
                                          Total Energy                                        $  251,910,949
------------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 7.1%
                                          Commodity Chemicals -- 2.7%
 5,311,000                      CCC+/B3   Hexion US Finance Corp., 8.875%, 2/1/18             $    5,563,272
 4,445,000                      CCC+/NR   Hexion US Finance Corp., 9.0%, 11/15/20                  4,233,862
53,935,000                       BB/Ba2   NOVA Chemicals Corp., 7.875%, 9/15/25                   54,474,349
 2,625,000                        BB/B1   Rain CII Carbon LLC, 8.0%,
                                          12/1/18 (144A)                                           2,749,688
                                                                                              --------------
                                                                                              $   67,021,171
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    27

---------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------------
                                          Diversified Chemicals -- 1.6%
  6,635,000                       B+/B1   Ineos Finance Plc, 9.0%, 5/15/15 (144A)                $    7,116,038
  8,858,000                   CCC+/Caa1   Ineos Group Holdings, Ltd., 8.5%,
                                          2/15/16 (144A)                                              8,658,695
 16,865,000                     BB+/Ba2   LyondellBasell Industries NV, 5.0%,
                                          4/15/19 (144A)                                             17,413,112
  6,158,000                    CCC/Caa1   Momentive Performance Materials, Inc.,
                                          9.0%, 1/15/21                                               5,326,670
                                                                                                 --------------
                                                                                                 $   38,514,515
---------------------------------------------------------------------------------------------------------------
                                          Construction Materials -- 0.2%
  3,910,000                     B-/Caa2   Texas Industries, Inc., 9.25%, 8/15/20                 $    3,812,250
---------------------------------------------------------------------------------------------------------------
                                          Metal & Glass Containers -- 0.7%
  1,900,000                     BB-/Ba3   Ardagh Packaging Finance Plc, 7.375%,
                                          10/15/17 (144A)                                        $    2,056,750
 15,120,000                      BB-/B1   Crown Cork & Seal Co., Inc., 7.375%,
                                          12/15/26                                                   15,800,400
                                                                                                 --------------
                                                                                                 $   17,857,150
---------------------------------------------------------------------------------------------------------------
                                          Paper Packaging -- 0.2%
  4,915,000                        B/B3   Packaging Dynamics Corp., 8.75%,
                                          2/1/16 (144A)                                          $    5,222,188
---------------------------------------------------------------------------------------------------------------
                                          Aluminum -- 0.0%
        436                       B-/B3   Noranda Aluminum Acquisition Corp.,
                                          4.659%, 5/15/15 (PIK)                                  $          420
---------------------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 0.2%
  8,775,000                   CCC+/Caa1   Midwest Vanadium Pty, Ltd., 11.5%,
                                          2/15/18 (144A)                                         $    5,879,250
---------------------------------------------------------------------------------------------------------------
                                          Steel -- 1.0%
 16,705,000                    CCC/Caa2   Algoma Acquisition Corp., 9.875%,
                                          6/15/15 (144A)                                         $   15,368,600
  2,615,000                       BB/B2   APERAM, 7.375%, 4/1/16 (144A)                               2,549,625
  2,800,000                        B/B3   Atkore International, Inc., 9.875%, 1/1/18                  2,856,000
  4,280,000                        B/B3   JMC Steel Group, 8.25%, 3/15/18 (144A)                      4,429,800
                                                                                                 --------------
                                                                                                 $   25,204,025
---------------------------------------------------------------------------------------------------------------
                                          Forest Products -- 0.3%
  7,810,000                       B-/B3   Millar Western Forest Products, Ltd.,
                                          8.5%, 4/1/21                                           $    6,404,200
---------------------------------------------------------------------------------------------------------------
                                          Paper Products -- 0.2%
  4,375,000                       B+/B1   Appleton Papers, Inc., 10.5%,
                                          6/15/15 (144A)                                         $    4,571,875
                                                                                                 --------------
                                          Total Materials                                        $  174,487,044
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer High Yield Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 4.0%
                                          Aerospace & Defense -- 0.4%
 12,613,000                       B-/B2   DynCorp International, Inc.,
                                          10.375%, 7/1/17                                        $   10,815,648
---------------------------------------------------------------------------------------------------------------
                                          Construction & Engineering -- 0.3%
  7,350,000                    CCC/Caa3   New Enterprise Stone & Lime Co., Inc.,
                                          11.0%, 9/1/18                                          $    6,027,000
---------------------------------------------------------------------------------------------------------------
                                          Electrical Components & Equipment -- 1.6%
 11,030,000                      BB/Ba3   Anixter, Inc., 5.95%, 3/1/15                           $   11,498,775
  2,939,000                        B/B3   Coleman Cable, Inc., 9.0%, 2/15/18                          3,100,645
  9,336,000                      B+/Ba3   General Cable Corp., 7.125%, 4/1/17                         9,616,080
 14,851,000                        B/B1   WESCO Distribution, Inc., 7.5%, 10/15/17                   15,203,711
                                                                                                 --------------
                                                                                                 $   39,419,211
---------------------------------------------------------------------------------------------------------------
                                          Industrial Conglomerates -- 0.3%
  2,865,000                        B/B2   JB Poindexter & Co, Inc., 9.0%,
                                          4/1/22 (144A)                                          $    2,915,138
  4,025,000                     CCC+/B3   Park-Ohio Industries, Inc., 8.125%, 4/1/21                  4,145,750
                                                                                                 --------------
                                                                                                 $    7,060,888
---------------------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 0.1%
  2,185,000                      BB-/B2   Terex Corp., 6.5%, 4/1/20                              $    2,245,088
---------------------------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 0.8%
  2,400,000                      B/Caa1   Liberty Tire Recycling, 11.0%,
                                          10/1/16 (144A)                                         $    2,262,000
 12,516,000                   CCC+/Caa2   Mueller Water Products, Inc.,
                                          7.375%, 6/1/17                                             12,547,290
  1,715,000                        B/B1   Schaeffler Finance BV, 7.75%,
                                          2/15/17 (144A)                                              1,817,900
  1,455,000                        B/B1   Schaeffler Finance BV, 8.5%,
                                          2/15/19 (144A)                                              1,560,488
  2,760,000                        B/B3   Xerium Technologies, Inc., 8.875%,
                                          6/15/18                                                     2,304,600
                                                                                                 --------------
                                                                                                 $   20,492,278
---------------------------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 0.5%
  2,300,000                     BB+/Ba3   Aircastle, Ltd., 7.625%, 4/15/20                       $    2,334,500
  2,695,000                        B/B3   UR Financing Escrow Corp., 7.375%,
                                          5/15/20 (144A)                                              2,829,750
  6,725,000                        B/B3   UR Financing Escrow Corp., 7.625%,
                                          4/15/22 (144A)                                              7,111,688
                                                                                                 --------------
                                                                                                 $   12,275,938
                                                                                                 --------------
                                          Total Capital Goods                                    $   98,336,051
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    29

---------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                          Diversified Support Services -- 0.2%
  5,855,000                        B/B3   ADS Tactical, Inc., 11.0%, 4/1/18 (144A)               $    6,147,750
                                                                                                 --------------
                                          Total Commercial Services & Supplies                   $    6,147,750
---------------------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 1.2%
                                          Air Freight & Logistics -- 0.6%
 10,175,000                     B-/Caa1   CEVA Group Plc, 11.5%, 4/1/18 (144A)                   $   10,022,375
  3,205,000                       B-/B3   CEVA Group Plc, 11.625%,
                                          10/1/16 (144A)                                              3,405,312
                                                                                                 --------------
                                                                                                 $   13,427,687
---------------------------------------------------------------------------------------------------------------
                                          Trucking -- 0.6%
 10,400,000                     B+/Caa1   Swift Services Holdings, Inc., 10.0%,
                                          11/15/18                                               $   11,362,000
  4,540,000                        B/B3   syncreon Global Ireland, Ltd., 9.5%,
                                          5/1/18 (144A)                                               4,505,950
                                                                                                 --------------
                                                                                                 $   15,867,950
                                                                                                 --------------
                                          Total Transportation                                   $   29,295,637
---------------------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.8%
                                          Auto Parts & Equipment -- 0.3%
  2,125,000                        B/B1   American Axle & Manufacturing, Inc.,
                                          7.75%, 11/15/19                                        $    2,295,000
  4,240,000                       B+/B2   Pittsburgh Glass Works LLC, 8.5%,
                                          4/15/16 (144A)                                              4,176,400
                                                                                                 --------------
                                                                                                 $    6,471,400
---------------------------------------------------------------------------------------------------------------
                                          Tires & Rubber -- 0.1%
  2,765,000                       B+/B1   The Goodyear Tire & Rubber Co.,
                                          7.0%, 5/15/22                                          $    2,744,262
---------------------------------------------------------------------------------------------------------------
                                          Automobile Manufacturers -- 0.4%
  3,000,000                        B/B2   Chrysler Group LLC, 8.0%, 6/15/19                      $    3,105,000
  7,905,000                        B/B2   Chrysler Group LLC, 8.25%, 6/15/21                          8,181,675
                                                                                                 --------------
                                                                                                 $   11,286,675
                                                                                                 --------------
                                          Total Automobiles & Components                         $   20,502,337
---------------------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 2.6%
                                          Homebuilding -- 0.7%
 11,595,000                    CCC/Caa3   Beazer Homes USA, Inc., 9.125%, 6/15/18                $    9,855,750
  4,735,000                        B/B2   KB Home, 8.0%, 3/15/20                                      4,622,544
  3,660,000                       B+/B1   Meritage Homes Corp., 7.0%,
                                          4/1/22 (144A)                                               3,714,900
                                                                                                 --------------
                                                                                                 $   18,193,194
---------------------------------------------------------------------------------------------------------------
                                          Housewares & Specialties -- 1.9%
  6,700,000                     B-/Caa1   Reynolds Group Issuer, Inc., 8.5%,
                                          2/15/21 (144A)                                         $    6,465,500

The accompanying notes are an integral part of these financial statements.

30    Pioneer High Yield Fund | Semiannual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------
                                          Housewares & Specialties -- (continued)
  1,800,000                     B-/Caa1   Reynolds Group Issuer, Inc., 9.0%,
                                          4/15/19 (144A)                                  $    1,809,000
  7,495,000                     B-/Caa1   Reynolds Group Issuer, Inc., 9.25%,
                                          5/15/18 (144A)                                       7,569,950
  5,675,000                     B-/Caa1   Reynolds Group Issuer, Inc., 9.875%,
                                          8/15/19 (144A)                                       5,916,188
 13,375,000                     CCC+/B3   Yankee Candle Co., Inc., 9.75%, 2/15/17             13,976,875
  9,815,000                   CCC+/Caa1   YCC Holdings LLC, 10.25%, 2/15/16 (PIK)             10,035,838
                                                                                          --------------
                                                                                          $   45,773,351
                                                                                          --------------
                                          Total Consumer Durables & Apparel               $   63,966,545
--------------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 1.1%
                                          Casinos & Gaming -- 0.5%
 33,735,000                       NR/WR   Mashantucket Western Pequot Tribe, 8.5%,
                                          11/15/15 (144A) (c)                             $    3,078,319
  5,693,000                      BB-/B1   Scientific Games International, Inc., 9.25%,
                                          6/15/19                                              6,304,998
  1,950,000                       BB/B2   Seneca Gaming Corp., 8.25%,
                                          12/1/18 (144A)                                       1,993,875
                                                                                          --------------
                                                                                          $   11,377,192
--------------------------------------------------------------------------------------------------------
                                          Restaurants -- 0.5%
 16,315,000                   CCC+/Caa1   Burger King Capital Holdings LLC, 0.0%,
                                          4/15/19 (Step) (144A)                           $   12,521,762
--------------------------------------------------------------------------------------------------------
                                          Education Services -- 0.1%
  3,695,000                       B-/B2   Cambium Learning Group, Inc.,
                                          9.75%, 2/15/17                                  $    3,593,388
                                                                                          --------------
                                          Total Consumer Services                         $   27,492,342
--------------------------------------------------------------------------------------------------------
                                          MEDIA -- 3.5%
                                          Advertising -- 0.5%
  4,275,000                       B+/B2   MDC Partners, Inc., 11.0%, 11/1/16              $    4,649,062
 12,500,000                     B-/Caa2   Sitel LLC, 11.5%, 4/1/18                             8,750,000
                                                                                          --------------
                                                                                          $   13,399,062
--------------------------------------------------------------------------------------------------------
                                          Broadcasting -- 2.6%
  9,250,000                      BB-/B1   CCO Holdings LLC, 6.5%, 4/30/21                 $    9,666,250
  1,484,969                   CCC+/Caa3   Intelsat Luxembourg SA, 11.5%, 2/4/17                1,548,080
 16,600,000                   CCC+/Caa3   Intelsat Luxembourg SA, 11.5%,
                                          2/4/17 (144A) (PIK)                                 17,139,500
  4,750,000                       B-/B3   Telesat Canada, 11.0%, 11/1/15                       5,046,875
 11,290,000                       B-/B3   Telesat Canada, 12.5%, 11/1/17                      12,644,800
 17,000,000                       B+/B2   Univision Communications, Inc., 6.875%,
                                          5/15/19 (144A)                                      17,191,250
                                                                                          --------------
                                                                                          $   63,236,755
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    31

---------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                              Value
---------------------------------------------------------------------------------------------------
                                          Publishing -- 0.4%
  7,255,000                     B-/Caa1   Interactive Data Corp., 10.25%, 8/1/18     $    8,198,150
  1,675,000                        B/B3   MPL 2 Acquisition Canco, Inc., 9.875%,
                                          8/15/18 (144A)                             $    1,444,688
                                                                                     --------------
                                                                                     $    9,642,838
                                                                                     --------------
                                          Total Media                                $   86,278,655
---------------------------------------------------------------------------------------------------
                                          RETAILING -- 0.8%
                                          Internet Retail -- 0.6%
 13,495,000                        B/B3   Ticketmaster Entertainment LLC,
                                          10.75%, 8/1/16                             $   14,473,388
---------------------------------------------------------------------------------------------------
                                          Apparel Retail -- 0.2%
  4,250,000                        B/B3   Brown Shoe Co., Inc., 7.125%, 5/15/19      $    4,154,375
                                                                                     --------------
                                          Total Retailing                            $   18,627,763
---------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.9%
                                          Packaged Foods & Meats -- 0.3%
  7,360,000                     B-/Caa1   Pilgrim's Pride Corp., 7.875%, 12/15/18    $    7,470,400
---------------------------------------------------------------------------------------------------
                                          Tobacco -- 0.6%
 13,655,000                        B/B2   Alliance One International, Inc.,
                                          10.0%, 7/15/16                             $   13,791,550
                                                                                     --------------
                                          Total Food, Beverage & Tobacco             $   21,261,950
---------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                          Personal Products -- 0.1%
  2,550,000                   CCC+/Caa1   Monitronics International, Inc., 9.125%,
                                          4/1/20 (144A)                              $    2,550,000
                                                                                     --------------
                                          Total Household & Personal Products        $    2,550,000
---------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 3.4%
                                          Health Care Equipment -- 0.1%
  3,875,000                   CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17            $    3,167,812
---------------------------------------------------------------------------------------------------
                                          Health Care Services -- 1.1%
  1,775,000                     CCC+/B3   ExamWorks Group, Inc., 9.0%,
                                          7/15/19 (144A)                             $    1,801,625
  3,429,000                    CCC/Caa2   Gentiva Health Services, Inc.,
                                          11.5%, 9/1/18                                   3,197,542
  4,435,000                   CCC+/Caa1   Surgical Care Affiliates, Inc., 10.0%,
                                          7/15/17 (144A)                                  4,479,350
 16,647,387                     CCC+/B3   Surgical Care Affiliates, Inc., 8.875%,
                                          7/15/15 (144A) (PIK)                           16,897,098
                                                                                     --------------
                                                                                     $   26,375,615
---------------------------------------------------------------------------------------------------
                                          Health Care Facilities -- 1.9%
  3,175,000                       B+/NR   Aviv Healthcare Properties LP, 7.75%,
                                          2/15/19 (144A)                             $    3,270,250
 22,000,000                        B/B3   CHS, 8.0%, 11/15/19 (144A)                     23,210,000

The accompanying notes are an integral part of these financial statements.

32    Pioneer High Yield Fund | Semiannual Report | 4/30/12

--------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------
                                          Health Care Facilities -- (continued)
  2,800,000                       B-/B3   Health Management Associates, Inc.,
                                          7.375%, 1/15/20 (144A)                          $    2,915,500
 10,350,000                      BB-/B1   Tenet Healthcare Corp., 6.25%,
                                          11/1/18 (144A)                                      10,764,000
  2,650,000                     CCC+/NR   USPI Finance Corp., 9.0%, 4/1/20 (144A)              2,775,875
  4,190,000                       B-/B3   Vanguard Health Holding Co. II LLC, 7.75%,
                                          2/1/19                                               4,205,712
    176,000                   CCC+/Caa1   Vanguard Health Systems, Inc., 0.0%,
                                          2/1/16                                                 116,600
                                                                                          --------------
                                                                                          $   47,257,937
--------------------------------------------------------------------------------------------------------
                                          Health Care Technology -- 0.3%
  3,315,000                   CCC+/Caa1   Emdeon, Inc., 11.0%, 12/31/19 (144A)            $    3,745,950
  1,900,000                       B-/B3   MedAssets, Inc., 8.0%, 11/15/18                      1,985,500
                                                                                          --------------
                                                                                          $    5,731,450
                                                                                          --------------
                                          Total Health Care Equipment & Services          $   82,532,814
--------------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                          SCIENCES -- 0.4%
                                          Biotechnology -- 0.3%
  9,859,000                     B+/Caa2   Lantheus Medical Imaging, Inc., 9.75%,
                                          5/15/17                                         $    8,626,625
--------------------------------------------------------------------------------------------------------
                                          Life Sciences Tools & Services -- 0.1%
  1,711,055        9.50          B/Caa1   Catalent Pharma Solutions, Inc., Floating
                                          Rate Note, 4/15/15                              $    1,762,387
                                                                                          --------------
                                          Total Pharmaceuticals, Biotechnology &
                                          Life Sciences                                   $   10,389,012
--------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 1.8%
                                          Other Diversified Financial Services -- 0.9%
  1,500,000        6.50          BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                          5/24/13 (Cat Bond) (144A)                       $    1,483,800
  1,400,000       10.25          BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                          1/8/15 (Cat Bond) (144A)                             1,378,860
    400,000        0.00           BB/NR   East Lane Re V, Ltd., Floating Rate Note,
                                          3/16/16 (Cat Bond) (144A)                              396,880
  1,200,000        8.35          BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                          2/5/15 (Cat Bond) (144A)                             1,184,760
  1,500,000       13.50           B-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                          2/5/15 (Cat Bond) (144A)                             1,472,550
  2,265,000       10.72           BB/NR   Ibis Re, Ltd., Floating Rate Note,
                                          5/10/12 (Cat Bond) (144A)                            2,262,962
  5,100,000        7.25           BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                          1/8/14 (Cat Bond) (144A)                             4,916,910
  2,000,000        7.50          BB-/NR   Queen Street IV Capital, Ltd., Floating Rate
                                          Note, 4/9/15 (Cat Bond) (144A)                       1,903,200

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    33

---------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------------
                                          Other Diversified Financial Services -- (continued)
    900,000          0.00         NR/NR   Queen Street V Re, Ltd., Floating Rate Note,
                                          4/9/15 (Cat Bond) (144A)                               $      884,610
  1,750,000          8.90         NR/NR   Residential Reinsurance 2011, Ltd., Floating
                                          Rate Note, 12/6/15 (Cat Bond) (144A)                        1,676,150
  2,000,000          0.00         NR/NR   Residential Reinsurance 2011, Ltd., Floating
                                          Rate Note, 12/6/15 (Cat Bond) (144A)                        1,909,400
  3,450,000         12.00         B-/NR   Residential Reinsurance 2011, Ltd., Floating
                                          Rate Note, 6/6/15 (Cat Bond) (144A)                         3,330,975
                                                                                                 --------------
                                                                                                 $   22,801,057
---------------------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.7%
  2,250,000          5.25        BB+/NR   Kibou, Ltd., Floating Rate Note,
                                          2/16/15 (Cat Bond) (144A)                              $    2,245,950
 12,630,000                       B+/B2   National Money Mart Co., 10.375%,
                                          12/15/16                                                   14,177,175
                                                                                                 --------------
                                                                                                 $   16,423,125
---------------------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.2%
  4,750,000                     BB+/Ba1   Ford Motor Credit Co. LLC, 5.875%, 8/2/21              $    5,367,918
                                                                                                 --------------
                                          Total Diversified Financials                           $   44,592,100
---------------------------------------------------------------------------------------------------------------
                                          INSURANCE -- 2.0%
                                          Insurance Brokers -- 1.0%
 13,085,000                    CCC/Caa2   Alliant Holdings I, Inc., 11.0%,
                                          5/1/15 (144A)                                          $   13,657,469
  2,850,000                   CCC+/Caa2   HUB International Holdings, Inc., 10.25%,
                                          6/15/15 (144A)                                              2,914,125
  7,563,000          4.38      CCC/Caa1   USI Holdings Corp., Floating Rate Note,
                                          11/15/14 (144A)                                             7,080,859
                                                                                                 --------------
                                                                                                 $   23,652,453
---------------------------------------------------------------------------------------------------------------
                                          Multi-line Insurance -- 0.2%
  3,869,000         10.75       BB/Baa3   Liberty Mutual Group, Inc., Floating Rate
                                          Note, 6/15/58 (144A)                                   $    5,261,840
---------------------------------------------------------------------------------------------------------------
                                          Reinsurance -- 0.8%
  1,000,000          0.00         NR/NR   Combine Re, Ltd., Floating Rate Note,
                                          1/7/15 (Cat Bond) (144A)                               $      996,800
    700,000          0.00        NR/Ba3   Combine Re, Ltd., Floating Rate Note,
                                          1/7/15 (Cat Bond) (144A)                                      697,760
  1,500,000          5.00        BB+/NR   Foundation Re III, Ltd., Floating Rate Note,
                                          2/25/15 (Cat Bond)                                          1,459,050
  1,000,000          5.75         BB/NR   Foundation Re III, Ltd., Floating Rate Note,
                                          2/3/14 (Cat Bond) (144A)                                      976,400

The accompanying notes are an integral part of these financial statements.

34    Pioneer High Yield Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------------
                                          Reinsurance -- (continued)
    375,000          6.47         NR/B1   GlobeCat, Ltd., Floating Rate Note,
                                          1/2/13 (Cat Bond) (144A)                         $      371,812
  1,675,000          9.72         NR/B3   GlobeCat, Ltd., Floating Rate Note,
                                          1/2/13 (Cat Bond) (144A)                              1,584,215
  2,500,000         12.00          B/NR   Mystic Re, Ltd., Floating Rate Note,
                                          3/12/15 (Cat Bond) (144A)                             2,469,500
  2,650,000         11.49         NR/NR   Mythen, Ltd., Floating Rate Note,
                                          5/7/15 (Cat Bond) (144A)                              2,650,000
    875,000         16.50         NR/NR   Successor X, Ltd., Floating Rate Note,
                                          1/27/15 (Cat Bond) (144A)                               858,200
  1,175,000         14.99         B-/NR   Successor X, Ltd., Floating Rate Note,
                                          1/7/14 (Cat Bond) (144A)                              1,158,668
  2,600,000         16.49         NR/NR   Successor X, Ltd., Floating Rate Note,
                                          1/7/14 (Cat Bond) (144A)                              2,514,720
    375,000         11.25         B-/NR   Successor X, Ltd., Floating Rate Note,
                                          11/10/15 (Cat Bond) (144A)                              358,912
  4,000,000         13.00         NR/NR   Successor X, Ltd., Floating Rate Note,
                                          2/25/14 (Cat Bond) (144A)                             3,851,200
                                                                                           --------------
                                                                                           $   19,947,237
                                                                                           --------------
                                          Total Insurance                                  $   48,861,530
---------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 2.5%
                                          Diversified REITs -- 0.5%
 12,150,000                      B+/Ba3   CNL Lifestyle Properties, Inc., 7.25%,
                                          4/15/19                                          $   11,086,875
---------------------------------------------------------------------------------------------------------
                                          Real Estate Operating Companies -- 2.0%
 50,885,000                       B-/B3   Forest City Enterprises, Inc., 6.5%, 2/1/17      $   47,959,112
  1,140,000                       B-/B3   Forest City Enterprises, Inc., 7.625%,
                                          6/1/15                                                1,122,900
                                                                                           --------------
                                                                                           $   49,082,012
                                                                                           --------------
                                          Total Real Estate                                $   60,168,887
---------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.5%
                                          Data Processing & Outsourced Services -- 0.5%
  6,047,000                     B-/Caa1   First Data Corp., 12.625%, 1/15/21               $    6,062,118
    615,000                       B+/B1   First Data Corp., 7.375%, 6/15/19 (144A)                628,838
  4,722,000                     B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)               4,651,170
                                                                                           --------------
                                                                                           $   11,342,126
                                                                                           --------------
                                          Total Software & Services                        $   11,342,126
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    35

---------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 1.3%
                                          Communications Equipment -- 0.3%
  5,370,000                        B/B3   CommScope, Inc., 8.25%, 1/15/19 (144A)           $    5,732,475
  1,650,000                       B+/B1   ViaSat, Inc., 6.875%, 6/15/20 (144A)                  1,670,625
                                                                                           --------------
                                                                                           $    7,403,100
---------------------------------------------------------------------------------------------------------
                                          Computer Storage & Peripherals -- 0.8%
 12,100,000                     BB+/Ba1   Seagate HDD Cayman, 7.0%,
                                          11/1/21 (144A)                                   $   13,128,500
  4,385,000                     BB+/Ba1   Seagate HDD Cayman, 7.75%, 12/15/18                   4,834,462
                                                                                           --------------
                                                                                           $   17,962,962
---------------------------------------------------------------------------------------------------------
                                          Electronic Equipment Manufacturers -- 0.2%
  5,300,000                      BB-/B2   Viasystems, Inc., 7.875%, 5/1/19 (144A)          $    5,366,250
                                                                                           --------------
                                          Total Technology Hardware & Equipment            $   30,732,312
---------------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 3.8%
                                          Alternative Carriers -- 0.4%
  9,775,000                      BB-/WR   PAETEC Holding Corp., 8.875%, 6/30/17            $   10,679,188
---------------------------------------------------------------------------------------------------------
                                          Integrated Telecommunication Services -- 3.0%
 14,480,000                        B/B1   Cincinnati Bell, Inc., 8.25%, 10/15/17           $   14,986,800
 19,520,000                        B/B1   Cincinnati Bell, Inc., 8.375%, 10/15/20              19,520,000
  9,705,000                      BB/Ba2   Frontier Communications Corp.,
                                          8.5%, 4/15/20                                        10,093,200
  3,100,000                      BB/Ba2   Frontier Communications Corp.,
                                          8.75%, 4/15/22                                        3,255,000
  1,858,000                      BB-/B2   GCI, Inc., 8.625%, 11/15/19                           2,043,800
 12,580,000                       B+/NR   Windstream Corp., 7.5%, 6/1/22                       13,177,550
  8,460,000                      B+/Ba3   Windstream Corp., 7.75%, 10/15/20                     9,052,200
  1,895,000                      B+/Ba3   Windstream Corp., 8.125%, 9/1/18                      2,037,125
                                                                                           --------------
                                                                                           $   74,165,675
---------------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- 0.4%
  6,450,000                        B/B3   Intelsat Jackson Holdings SA,
                                          7.25%, 4/1/19                                    $    6,724,125
  2,300,000                       NR/NR   Richland Towers Funding LLC, 7.87%,
                                          3/15/16 (144A)                                        2,353,595
                                                                                           --------------
                                                                                           $    9,077,720
                                                                                           --------------
                                          Total Telecommunication Services                 $   93,922,583
---------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 1.8%
                                          Electric Utilities -- 0.2%
  2,340,000                      CCC/B2   Texas Competitive Electric Holdings Co. LLC,
                                          11.5%, 10/1/20 (144A)                            $    1,450,800
 13,500,000                     CC/Caa3   Texas Competitive Electric Holdings Co. LLC,
                                          15.0%, 4/1/21                                         3,847,500
                                                                                           --------------
                                                                                           $    5,298,300
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer High Yield Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------------
                                          Gas Utilities -- 0.5%
  8,600,000                      NR/Ba2   AmeriGas Finance LLC, 7.0%, 5/20/22                    $    8,772,000
  2,850,000                       B+/B2   Ferrellgas LP, 6.5%, 5/1/21                                 2,600,625
                                                                                                 --------------
                                                                                                 $   11,372,625
---------------------------------------------------------------------------------------------------------------
                                          Independent Power Producers & Energy Traders -- 1.1%
    800,000                     BB-/Ba3   Intergen NV, 9.0%, 6/30/17 (144A)                      $      821,000
  8,050,000                      BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                           8,150,625
  2,820,000                      BB-/B1   NRG Energy, Inc., 7.625%, 5/15/19                           2,777,700
  4,700,000                      BB-/B1   NRG Energy, Inc., 7.875%, 5/15/21                           4,594,250
  8,750,000                      BB-/B1   NRG Energy, Inc., 8.25%, 9/1/20                             8,771,875
  2,350,000                      BB-/B1   NRG Energy, Inc., 8.5%, 6/15/19                             2,397,000
                                                                                                 --------------
                                                                                                 $   27,512,450
                                                                                                 --------------
                                          Total Utilities                                        $   44,183,375
---------------------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 0.0%
                                          Municipal Environment -- 0.0%
 10,000,000       10.36           NR/NR   Ohio Air Quality Development Authority,
                                          Floating Rate Note, 6/8/22 (144A) (c) (d)              $      500,000
                                                                                                 --------------
                                          Total Government                                       $      500,000
---------------------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $1,250,863,355)                                  $1,228,081,762
---------------------------------------------------------------------------------------------------------------
                                          SENIOR FLOATING RATE LOAN INTERESTS -- 8.3%**
                                          ENERGY -- 0.6%
                                          Oil & Gas Equipment & Services -- 0.6%
 11,986,673        6.25           B+/B2   FTS International Services LLC, Term Loan,
                                          4/19/16                                                $   11,577,124
  3,321,675        8.50           B-/B2   Hudson Products Holdings, Inc., Term Loan,
                                          8/24/15                                                     3,072,549
                                                                                                 --------------
                                                                                                 $   14,649,673
                                                                                                 --------------
                                          Total Energy                                           $   14,649,673
---------------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 0.4%
                                          Commodity Chemicals -- 0.2%
  4,601,588        6.00            B/B2   CPG International I, Inc., Term Loan,
                                          1/26/17                                                $    4,440,533
---------------------------------------------------------------------------------------------------------------
                                          Diversified Chemicals -- 0.1%
  3,025,000        0.00           NR/NR   Ineos Group Holdings, Ltd., Cash Dollar Term
                                          Loan, 5/4/18                                           $    3,043,906
---------------------------------------------------------------------------------------------------------------
                                          Paper Products -- 0.1%
  2,375,533        6.50            B/B1   Exopack Holding Corp., Term Loan B,
                                          5/6/17                                                 $    2,375,533
                                                                                                 --------------
                                          Total Materials                                        $    9,859,972
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    37

-------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 0.4%
                                          Aerospace & Defense -- 0.4%
  1,419,160          5.47          B/B2   Dubai Aerospace Enterprise (DAE), Tranche
                                          B-1 Loan, 7/31/14                              $    1,419,160
  1,352,959          5.47          B/B2   Dubai Aerospace Enterprise (DAE), Tranche
                                          B-2 Loan, 7/31/14                                   1,352,959
  2,254,537          3.49        BB-/B1   Hunter Defense Technologies, Inc., Term
                                          Loan, 8/22/14                                       2,006,538
  2,914,739          9.25        CCC/WR   IAP Worldwide Services, Inc., Term Loan
                                          (First-Lien), 12/20/12                              2,630,552
  1,895,250          6.25         B-/NR   Sequa Corp., Tranche 1 2011 New Term
                                          Loan, 12/3/14                                       1,907,095
                                                                                         --------------
                                                                                         $    9,316,304
-------------------------------------------------------------------------------------------------------
                                          Electrical Components & Equipment -- 0.0%
  1,134,206          5.75         B+/B1   Scotsman Industries, Inc., Term Loan,
                                          4/30/16                                        $    1,135,623
                                                                                         --------------
                                          Total Capital Goods                            $   10,451,927
-------------------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                          Environmental & Facilities Services -- 0.2%
  3,162,112          8.75         NR/WR   Aquilex Holdings LLC, Term Loan, 4/1/16        $    3,138,396
    635,000          5.50         B+/B1   WCA Waste Corp., Term Loan, 3/1/18                    638,175
                                                                                         --------------
                                                                                         $    3,776,571
                                                                                         --------------
                                          Total Commercial Services & Supplies           $    3,776,571
-------------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.3%
                                          Air Freight & Logistics -- 0.3%
  1,365,849          5.47         NR/NR   CEVA Group Plc, Dollar Tranche B Pre
                                          Funded L/C, 8/31/16                            $    1,290,727
  3,702,650          5.47         NR/NR   CEVA Group Plc, EGL Tranche B Term Loan,
                                          8/31/16                                             3,489,748
  1,971,385          5.47        NR/Ba3   CEVA Group Plc, US Tranche B Term Loan,
                                          8/31/16                                             1,862,959
                                                                                         --------------
                                                                                         $    6,643,434
                                                                                         --------------
                                          Total Transportation                           $    6,643,434
-------------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.7%
                                          Auto Parts & Equipment -- 0.1%
     52,261          2.74       BB-/Ba3   Allison Transmission, Inc., Term B-1 Loan,
                                          8/7/14                                         $       52,212
  3,080,000          6.75         NR/NR   TI Group Automotive Systems LLC, Term
                                          Loan, 3/1/19                                        3,095,400
                                                                                         --------------
                                                                                         $    3,147,612
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                 Value
------------------------------------------------------------------------------------------------------
                                          Automobile Manufacturers -- 0.6%
 14,490,500          6.00        BB/Ba2   Chrysler Group LLC, Tranche B Term Loan,
                                          4/28/17                                       $   14,782,237
                                                                                        --------------
                                          Total Automobiles & Components                $   17,929,849
------------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.1%
                                          Housewares & Specialties -- 0.1%
  2,245,000          5.25         B+/B1   Yankee Candle Co., Inc., Initial Term Loan,
                                          3/2/19                                        $    2,264,644
                                                                                        --------------
                                          Total Consumer Durables & Apparel             $    2,264,644
------------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.3%
                                          Specialized Consumer Services -- 0.3%
  6,115,000          5.50         B/Ba3   Ascent Capital Group, Inc., Term Loan,
                                          3/6/18                                        $    6,172,328
                                                                                        --------------
                                          Total Consumer Services                       $    6,172,328
------------------------------------------------------------------------------------------------------
                                          MEDIA -- 0.3%
                                          Advertising -- 0.1%
  2,039,611          5.00        B+/Ba3   Affinion Group, Inc., Tranche B Term Loan,
                                          10/9/16                                       $    1,942,730
------------------------------------------------------------------------------------------------------
                                          Broadcasting -- 0.1%
  1,800,000          4.49         B+/B2   Univision Communications, Inc., Extended
                                          First-Lien Term Loan, 3/29/17                 $    1,683,563
------------------------------------------------------------------------------------------------------
                                          Movies & Entertainment -- 0.1%
  2,452,626          5.25        NR/Ba1   Cinedigm Digital Funding I LLC, Term Loan,
                                          3/31/16                                       $    2,448,027
------------------------------------------------------------------------------------------------------
                                          Publishing -- 0.0%
    940,308          2.49          B/B2   Cengage Learning Acquisitions, Inc., Term
                                          Loan (Non Extending), 7/4/14                  $      862,564
                                                                                        --------------
                                          Total Media                                   $    6,936,884
------------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.4%
                                          Packaged Foods & Meats -- 0.4%
  7,847,827          7.00         B+/B1   Pierre Foods, Inc., Loan (First Lien),
                                          9/30/16                                       $    7,891,971
  2,900,000         11.25        BB-/B2   Pierre Foods, Inc., Loan (Second Lien),
                                          7/29/17                                            2,910,875
                                                                                        --------------
                                                                                        $   10,802,846
                                                                                        --------------
                                          Total Food, Beverage & Tobacco                $   10,802,846
------------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                          Personal Products -- 0.1%
  1,994,627          4.75       BB-/Ba3   Revlon, Inc., Term Loan B, 11/19/17           $    1,998,678
                                                                                        --------------
                                          Total Household & Personal Products           $    1,998,678
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    39

-----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                      Value
-----------------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                                          Health Care Equipment -- 0.1%
  2,458,838          7.00       BB-/Ba2   Kinetic Concepts, Inc., Dollar Term B-1 Loan,
                                          1/12/18                                            $    2,514,161
-----------------------------------------------------------------------------------------------------------
                                          Health Care Services -- 1.5%
  1,618,622          7.25        B+/Ba3   Alliance HealthCare Services, Inc., Initial
                                          Term Loan, 6/1/16                                  $    1,553,877
  7,205,743          6.50          B/B1   Gentiva Health Services, Inc., Term B1 Term
                                          Loan, 2/22/16                                           6,872,478
  5,128,200          7.00         B+/B1   National Mentor Holdings, Inc., Tranche B
                                          Term Loan, 1/18/17                                      5,091,877
  4,299,311          8.25          B/B2   National Surgical Hospitals, Inc., Initial Term
                                          Loan, 1/4/17                                            4,105,842
  5,835,837          7.50         NR/B1   Prime Healthcare Services, Term B Loan,
                                          4/28/15                                                 5,806,658
  2,885,464          5.75        B+/Ba3   Rural Metro Corp., Term Loan (First Lien),
                                          3/28/18                                                 2,889,070
  2,888,889          8.75       BB-/Ba1   Sun Healthcare Group, Inc., Term Loan,
                                          10/18/16                                                2,845,556
  4,648,219          6.50          B/B1   Surgery Center Holdings, Inc., Term Loan,
                                          9/20/16                                                 4,439,049
  1,505,938          7.25         B+/B1   Virtual Radiologic Corp., Term Loan A,
                                          11/3/16                                                 1,400,522
                                                                                             --------------
                                                                                             $   35,004,929
-----------------------------------------------------------------------------------------------------------
                                          Health Care Facilities -- 0.2%
  5,079,047          6.50          B/B1   Ardent Medical Services, Inc., Term Loan,
                                          9/15/15                                            $    5,098,094
-----------------------------------------------------------------------------------------------------------
                                          Managed Health Care -- 0.2%
  2,207,500          8.50         B+/B1   Aveta, Inc., MMM Term Loan, 3/20/17                $    2,204,741
  2,207,500          8.50         B+/B1   Aveta, Inc., NAMM Term Loan, 4/4/17                     2,213,019
                                                                                             --------------
                                                                                             $    4,417,760
-----------------------------------------------------------------------------------------------------------
                                          Health Care Technology -- 0.1%
    357,143          6.25          B/NR   Physician Oncology Services LP, Delayed
                                          Draw Term Loan, 1/31/17                            $      344,643
  2,939,724          6.25          B/B2   Physician Oncology Services LP, Effective
                                          Date Term Loan, 2/10/17                                 2,836,833
                                                                                             --------------
                                                                                             $    3,181,476
                                                                                             --------------
                                          Total Health Care Equipment & Services             $   50,216,420
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40    Pioneer High Yield Fund | Semiannual Report | 4/30/12

----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS, BIOTECHNOLOGY &
                                          LIFE SCIENCES -- 0.2%
                                          Biotechnology -- 0.2%
  4,226,488          5.50         BB/B2   Axcan Intermediate Holdings, Inc., Term B-1
                                          Loan, 1/25/17                                     $    4,190,829
  1,215,033          6.50         B+/B1   Generic Drug Holdings, Inc., Closing Date
                                          Term Loan, 4/7/16                                      1,211,995
    167,065          6.50         B+/B1   Generic Drug Holdings, Inc., Delayed Draw
                                          Term Loan, 4/8/16                                        166,648
                                                                                            --------------
                                                                                            $    5,569,472
                                                                                            --------------
                                          Total Pharmaceuticals, Biotechnology &
                                          Life Sciences                                     $    5,569,472
----------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.5%
                                          Other Diversified Financial Services -- 0.4%
  7,521,150          7.50         B+/B2   Preferred Sands Holding Co. LLC, Term B
                                          Loan, 12/15/16                                    $    7,445,938
  2,496,000          0.00        NR/Ba2   WorldPay, Facility B2A Term Loan, 8/6/17               2,494,829
                                                                                            --------------
                                                                                            $    9,940,767
----------------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.1%
  1,770,000          5.50       CCC+/B2   Springleaf Finance Corp., Initial Loan,
                                          5/28/17                                           $    1,680,172
                                                                                            --------------
                                          Total Diversified Financials                      $   11,620,939
----------------------------------------------------------------------------------------------------------
                                          INSURANCE -- 1.0%
                                          Insurance Brokers -- 0.9%
  3,017,564          3.47         B-/B2   Alliant Holdings I, Inc., Term Loan, 8/21/14      $    3,024,679
  5,747,625          6.75         B+/B1   HUB International Holdings, Inc., 2014
                                          Additional Term Loan, 6/13/14                          5,800,262
  1,581,670          2.97         B+/B1   HUB International Holdings, Inc., 2014
                                          Delayed Draw Term Loan, 6/13/14                        1,579,020
  7,036,094          2.97         B+/B1   HUB International Holdings, Inc., 2014 Initial
                                          Term Loan, 6/13/14                                     7,011,862
  1,443,000          7.00          B/B1   USI Holdings Corp., Series C New Term Loan,
                                          5/5/14                                                 1,455,590
  2,931,632          2.74          B/B1   USI Holdings Corp., Tranche B Term Loan,
                                          5/5/14                                                 2,885,216
                                                                                            --------------
                                                                                            $   21,756,629
----------------------------------------------------------------------------------------------------------
                                          Multi-line Insurance -- 0.1%
  3,371,493          4.49          B/B1   AmWINS Group, Inc., Initial Term Loan,
                                          6/8/13                                            $    3,369,386
                                                                                            --------------
                                          Total Insurance                                   $   25,126,015
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    41

--------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.6%
                                          Application Software -- 0.6%
 14,970,000          9.00         B/Ba3   Expert Global Solutions, Inc., Term B
                                          Advance (First Lien), 3/13/18                   $   14,839,012
    698,233          5.25         B+/B1   Vertafore, Inc., Term Loan (First Lien),
                                          7/31/16                                                701,507
                                                                                          --------------
                                                                                          $   15,540,519
                                                                                          --------------
                                          Total Software & Services                       $   15,540,519
--------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.1%
                                          Electric Utilities -- 0.1%
  1,716,143          7.75        BB/Ba2   Race Point Power, Term Loan, 1/11/18            $    1,713,997
  2,392,542          4.74        CCC/B2   Texas Competitive Electric Holdings Co. LLC,
                                          2017 Term Loan (Extending), 10/10/17                 1,316,896
                                                                                          --------------
                                                                                          $    3,030,893
                                                                                          --------------
                                          Total Utilities                                 $    3,030,893
--------------------------------------------------------------------------------------------------------
                                          TOTAL SENIOR FLOATING RATE LOAN
                                          INTERESTS
                                          (Cost $202,221,008)                             $  202,591,064
--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                                          RIGHTS/WARRANTS -- 0.0%
                                          ENERGY -- 0.0%
                                          Oil & Gas Equipment & Services -- 0.0%
      2,275                               Green Field Energy Services, Inc. (144A)        $      138,775
                                                                                          --------------
                                          Total Energy                                    $      138,775
--------------------------------------------------------------------------------------------------------
                                          TOTAL RIGHTS/WARRANTS
                                          (Cost $90,991)                                  $      138,775
--------------------------------------------------------------------------------------------------------
Principal
Amount ($)
--------------------------------------------------------------------------------------------------------
                                          TEMPORARY CASH INVESTMENTS -- 1.2%
                                          Repurchase Agreements -- 1.2%
 15,285,000                      NR/Aaa   JPMorgan, Inc., 0.2%, dated 4/30/12,
                                          repurchase price of $15,285,000 plus
                                          accrued interest on 5/1/12 collateralized by
                                          $15,590,710 Federal National Mortgage
                                          Association (ARM), 2.191 - 5.904%,
                                          1/1/36 - 8/1/45                                 $   15,285,000

The accompanying notes are an integral part of these financial statements.

42    Pioneer High Yield Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------------
                                          Repurchase Agreements -- (continued)
 15,285,000                      NR/Aaa   RBC Capital Markets Corp., 0.19%, dated
                                          4/30/12, repurchase price of $15,285,000
                                          plus accrued interest on 5/1/12
                                          collateralized by:
                                          $1,971,035 Freddie Mac Giant,
                                          3.5%, 2/1/42
                                          $13,619,665 Federal National Mortgage
                                          Association (ARM), 5.022%, 11/1/38                     $   15,285,000
                                                                                                 --------------
                                                                                                 $   30,570,000
---------------------------------------------------------------------------------------------------------------
                                          TOTAL TEMPORARY CASH INVESTMENTS
                                          (Cost $30,570,000)                                     $   30,570,000
---------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN SECURITIES -- 97.9%
                                          (Cost $2,263,701,789) (a)                              $2,399,745,537
---------------------------------------------------------------------------------------------------------------
                                          OTHER ASSETS & LIABILITIES -- 2.1%                     $   52,362,897
---------------------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%                             $2,452,108,434
===============================================================================================================
Notional                                  Swap Counterparty/                                         Unrealized
Principal                                 Referenced Obligation                                            Gain
---------------------------------------------------------------------------------------------------------------
$43,650,000                               JPMorgan Chase & Co., Index: Markit
                                          CDX.NA.HY.17, 5.0%, 12/20/16                           $    1,822,904
---------------------------------------------------------------------------------------------------------------
                                          TOTAL CREDIT DEFAULT SWAP
                                          AGREEMENTS
                                          (Cost $2,777,469)                                      $    1,822,904
===============================================================================================================

*            Non-income producing security.

NR           Not rated by either S&P or Moody's.

WR           Withdrawn rating.

REIT         Real Estate Investment Trust

PIK          Represents a pay in kind security.

(Perpetual)  Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2012, the value of these securities amounted to $571,612,015 or 23.3% of total net assets.

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    43

(a) At April 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $2,273,423,468 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $277,102,296
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (150,780,227)
                                                                                   ------------
       Net unrealized gain                                                         $126,322,069
                                                                                   ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c)   Security is in default and is non-income producing.

(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2012 aggregated $564,537,537 and $416,939,371, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------------
                                      Level 1        Level 2          Level 3      Total
--------------------------------------------------------------------------------------------------
Convertible Corporate Bonds           $         --   $  506,583,770   $4,914,430   $   511,498,200
Preferred Stocks                         8,597,451        5,474,841           --        14,072,292
Convertible Preferred Stocks             2,536,872       85,745,096           --        88,281,968
Common Stocks                          320,109,281               --    2,724,783       322,834,064
Asset Backed Securities                         --        1,677,412           --         1,677,412
Corporate Bonds                                 --    1,227,581,762      500,000     1,228,081,762
Senior Floating Rate Loan Interests             --      202,591,064           --       202,591,064
Rights/Warrants                                 --          138,775           --           138,775
Repurchase Agreements                           --       30,570,000           --        30,570,000
--------------------------------------------------------------------------------------------------
Total                                 $331,243,604   $2,060,362,720   $8,139,213   $ 2,399,745,537
--------------------------------------------------------------------------------------------------
Other Financial Instruments*          $         --   $    1,822,904           --   $     1,822,904
==================================================================================================

*     Other financial instruments include credit default swaps.

The accompanying notes are an integral part of these financial statements.

44    Pioneer High Yield Fund | Semiannual Report | 4/30/12

The following is a reconciliation of assets valued using significant observable inputs (Level 3):


-----------------------------------------------------------------------------------------------------------
                                    Convertible   Senior Floating
                                    Corporate     Rate Loan         Common        Corporate
                                    Bonds         Interests         Stocks        Bonds         Total
-----------------------------------------------------------------------------------------------------------
 Balance as of 10/31/11             $       --    $  (448)          $ 3,253,727   $1,047,000    $4,300,279
 Realized gain (loss)1                (386,029)        --               262,929           --      (123,100)
 Change in unrealized
 appreciation (depreciation)2       (1,593,145)       448              (312,799)    (547,000)   (2,452,496)
 Net purchases (sales)                (530,217)        --              (479,074)          --    (1,009,291)
 Transfers in and out of Level 3*    7,423,821         --                    --           --     7,423,821
-----------------------------------------------------------------------------------------------------------
 Balance as of 4/30/12              $4,914,430    $    --           $ 2,724,783   $  500,000    $8,139,213
===========================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*     Transfers are calculated on the beginning of period values.

      Net change in unrealized appreciation (depreciation) of investments still
        held as of 4/30/12                                                          $ (670,854)
                                                                                    ==========

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    45

Statement of Assets and Liabilities | 4/30/12 (unaudited)

ASSETS:
  Investment in securities (cost $2,263,701,789)                 $2,399,745,537
  Cash                                                                8,386,514
  Credit default swap collateral                                        450,000
  Receivables --
   Investment securities sold                                        27,923,905
   Fund shares sold                                                   6,254,885
   Dividends and interest                                            31,517,376
   Due from Pioneer Investment Management, Inc.                             198
  Unrealized appreciation on credit default swap agreements           1,822,904
  Other                                                                 247,816
-------------------------------------------------------------------------------
     Total assets                                                $2,476,349,135
-------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                               $    9,155,414
   Fund shares repurchased                                            9,139,222
   Dividends                                                          1,440,183
  Unrealized depreciation on unfunded corporate loans                    34,084
  Due to affiliates                                                   1,078,385
  Accrued expenses                                                    3,393,413
-------------------------------------------------------------------------------
     Total liabilities                                           $   24,240,701
-------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                $2,413,060,629
  Distributions in excess of net investment income                   (6,516,080)
  Accumulated net realized loss on investments                      (92,268,683)
  Net unrealized gain on investments                                136,009,664
  Net unrealized gain on credit default swaps                         1,822,904
-------------------------------------------------------------------------------
     Total net assets                                            $2,452,108,434
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,469,714,214/145,787,811 shares)           $        10.08
  Class B (based on $53,128,674/5,227,991 shares)                $        10.16
  Class C (based on $522,341,246/50,899,371 shares)              $        10.26
  Class R (based on $73,944,508/6,556,102 shares)                $        11.28
  Class Y (based on $326,098,277/32,359,599 shares)              $        10.08
  Class Z (based on $6,881,515/709,959 shares)                   $         9.69
MAXIMUM OFFERING PRICE:
  Class A ($10.08 [divided by] 95.5%)                            $        10.55
================================================================================

The accompanying notes are an integral part of these financial statements.

46    Pioneer High Yield Fund | Semiannual Report | 4/30/12

Statement of Operations (unaudited)

For the Six Months Ended 4/30/12

INVESTMENT INCOME:
  Interest                                                            $69,461,243
  Dividends (net of foreign taxes withheld of $677,063)                 8,284,276
  Income from securities loaned, net                                      113,259
----------------------------------------------------------------------------------------------------
     Total investment income                                                            $ 77,858,778
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 7,652,799
  Transfer agent fees and expenses
   Class A                                                                547,254
   Class B                                                                117,397
   Class C                                                                170,562
   Class R                                                                  6,997
   Class Y                                                                 56,731
   Class Z                                                                  3,767
  Distribution fees
   Class A                                                              1,804,737
   Class B                                                                329,020
   Class C                                                              2,591,647
   Class R                                                                185,519
  Shareholder communications expense                                    1,408,062
  Administrative reimbursement                                            348,636
  Custodian fees                                                           29,639
  Registration fees                                                       104,386
  Professional fees                                                        99,647
  Printing expense                                                         39,485
  Fees and expenses of nonaffiliated Trustees                              40,078
  Miscellaneous                                                           153,002
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 15,689,365
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                            (2,097)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                       $ 15,687,268
----------------------------------------------------------------------------------------------------
       Net investment income                                                            $ 62,171,510
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
   Investments                                                        $42,494,406
   Credit default swaps                                                (3,094,515)
   Class actions                                                          135,601
   Other assets and liabilities denominated in foreign currencies       1,180,793       $ 40,716,285
----------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                        $61,090,143
   Unfunded corporate loans                                                37,753
   Credit default swaps                                                   942,671       $ 62,070,567
----------------------------------------------------------------------------------------------------
  Net gain on investments                                                               $102,786,852
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $164,958,362
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    47

Statement of Changes in Net Assets

                                                                    Six Months
                                                                    Ended
                                                                    4/30/12             Year Ended
                                                                    (unaudited)         10/31/11
FROM OPERATIONS:
Net investment income                                               $   62,171,510      $  133,088,149
Net realized gain on investments, credit default swaps and class
  action                                                                40,716,285         130,310,720
Change in net unrealized gain (loss) on investments, unfunded
  corporate loans and credit default swaps                              62,070,567        (150,874,937)
------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations             $  164,958,362      $  112,523,932
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.28 and $0.54 per share, respectively)                $  (41,571,982)     $  (83,378,743)
   Class B ($0.23 and $0.45 per share, respectively)                    (1,587,488)         (7,189,824)
   Class C ($0.25 and $0.47 per share, respectively)                   (13,086,850)        (26,016,692)
   Class R ($0.29 and $0.56 per share, respectively)                    (1,992,790)         (4,496,570)
   Class Y ($0.30 and $0.57 per share, respectively)                    (9,665,860)        (19,871,166)
   Class Z ($0.29 and $0.56 per share, respectively)                      (151,576)           (272,246)
------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $  (68,056,546)     $ (141,225,241)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                        $  317,512,517      $1,471,899,307
Reinvestment of distributions                                           55,989,867         112,974,723
Cost of shares repurchased                                            (550,879,757)     (1,847,118,549)
------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                             $ (177,377,373)     $ (262,244,519)
------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                       $  (80,475,557)     $ (290,945,828)
NET ASSETS:
Beginning of year                                                    2,532,583,991       2,823,529,819
------------------------------------------------------------------------------------------------------
End of year                                                         $2,452,108,434      $2,532,583,991
------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                    $   (6,516,080)     $     (631,044)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48    Pioneer High Yield Fund | Semiannual Report | 4/30/12

---------------------------------------------------------------------------------------------------
                                 '12 Shares     '12 Amount        '11 Shares      '11 Amount
                                 (unaudited)    (unaudited)
---------------------------------------------------------------------------------------------------
Class A
Shares sold                       22,128,551    $  216,716,122      97,414,074    $    975,240,210
Reinvestment of distributions      3,776,441        36,927,218       7,079,484          72,373,883
Less shares repurchased          (31,847,537)     (308,687,831)   (113,073,190)     (1,145,217,968)
---------------------------------------------------------------------------------------------------
   Net decrease                   (5,942,545)   $  (55,044,491)     (8,579,632)   $    (97,603,875)
===================================================================================================
Class B
Shares sold or exchanged             182,293    $    1,802,792         675,303    $      6,677,036
Reinvestment of distributions        142,002         1,390,605         586,124           6,032,444
Less shares repurchased           (3,601,138)      (35,413,843)    (16,984,227)       (175,732,540)
---------------------------------------------------------------------------------------------------
   Net decrease                   (3,276,843)   $  (32,220,446)    (15,722,800)   $   (163,023,060)
===================================================================================================
Class C
Shares sold                        2,075,107    $   20,840,209       9,229,813    $     93,067,729
Reinvestment of distributions        973,031         9,667,556       1,791,687          18,529,563
Less shares repurchased           (5,777,662)      (57,596,150)    (17,090,799)       (177,344,477)
---------------------------------------------------------------------------------------------------
   Net decrease                   (2,729,524)   $  (27,088,385)     (6,069,299)   $    (65,747,185)
===================================================================================================
Class R
Shares sold                          587,676    $    6,508,940       1,591,536    $     18,243,234
Reinvestment of distributions        175,093         1,913,531         379,690           4,315,305
Less shares repurchased           (1,433,788)      (15,664,256)     (3,382,231)        (38,241,828)
---------------------------------------------------------------------------------------------------
   Net decrease                     (671,019)   $   (7,241,785)     (1,411,005)   $    (15,683,289)
===================================================================================================
Class Y
Shares sold                        7,026,364    $   68,915,344      35,766,117    $    360,803,854
Reinvestment of distributions        608,324         5,950,720       1,123,997          11,474,781
Less shares repurchased          (13,765,963)     (132,124,331)    (28,844,290)       (294,886,143)
---------------------------------------------------------------------------------------------------
   Net increase (decrease)        (6,131,275)   $  (57,258,267)      8,045,823    $     77,392,492
===================================================================================================
Class Z
Shares sold                          384,752    $    2,729,110       1,727,174    $     17,867,244
Reinvestment of distributions         14,797           140,237          24,444             248,747
Less shares repurchased             (149,923)       (1,393,346)     (1,544,665)        (15,695,593)
---------------------------------------------------------------------------------------------------
   Net increase                      249,626    $    1,476,001         206,953    $      2,420,398
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    49

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended
                                                       4/30/12        Year         Year         Year         Year        Year
                                                       (Consolidated) Ended        Ended        Ended        Ended       Ended
                                                       (unaudited)    10/31/11     10/31/10     10/31/09     10/31/08    10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                   $     9.67     $     9.88   $     8.69   $     6.99   $  11.51    $    11.13
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                 $     0.26     $     0.51   $     0.49   $     0.54   $   0.56    $     0.50
 Net realized and unrealized gain (loss) on
  investments                                                0.43          (0.18)        1.17         1.87      (3.98)         0.88
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations   $     0.69     $     0.33   $     1.66   $     2.41   $  (3.42)   $     1.38
Distributions to shareowners:
 Net investment income                                      (0.28)         (0.54)       (0.47)       (0.61)     (0.53)        (0.51)
 Net realized gain                                             --             --           --        (0.09)     (0.57)        (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $     0.41     $    (0.21)  $     1.19   $     1.70   $  (4.52)   $     0.38
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $    10.08     $     9.67   $     9.88   $     8.69   $   6.99    $    11.51
====================================================================================================================================
Total return*                                                7.29%          3.20%       19.66%       37.79%    (32.18)%       13.10%
Ratio of net expenses to average net assets+                 1.14%**        1.16%        1.18%        1.25%      1.20%         1.10%
Ratio of net investment income to average net assets+        5.28%**        4.99%        5.28%        7.41%      5.63%         4.50%
Portfolio turnover rate                                        35%**          47%          20%          45%        29%           27%
Net assets, end of period (in thousands)               $1,469,714     $1,467,120   $1,584,198   $1,398,692   $935,580    $1,789,612
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                1.14%**        1.16%        1.18%        1.25%      1.20%         1.10%
 Net investment income                                       5.28%**        4.99%        5.28%        7.41%      5.63%         4.50%
Ratios with waiver of fees by the Adviser and
 reduction for fees paid indirectly:
 Net expenses                                                1.14%**        1.16%        1.18%        1.25%      1.20%         1.10%
 Net investment income                                       5.28%**        4.99%        5.28%        7.41%      5.63%         4.50%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

50  Pioneer High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           4/30/12         Year       Year        Year        Year         Year
                                                           (Consolidated)  Ended      Ended       Ended       Ended        Ended
                                                           (unaudited)     10/31/11   10/31/10    10/31/09    10/31/08     10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $   9.75        $   9.95   $   8.74    $   7.03    $  11.56     $  11.18
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.20        $   0.39   $   0.40    $   0.48    $   0.49     $   0.42
 Net realized and unrealized gain (loss) on investments        0.44           (0.14)      1.21        1.89       (3.99)        0.88
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   0.64        $   0.25   $   1.61    $   2.37    $  (3.50)    $   1.30
Distributions to shareowners:
 Net investment income                                        (0.23)          (0.45)     (0.40)      (0.56)      (0.46)       (0.43)
 Net realized gain                                               --              --         --       (0.09)      (0.57)       (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.41        $  (0.20)  $   1.21    $   1.71    $  (4.53)    $   0.38
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  10.16        $   9.75   $   9.95    $   8.74    $   7.03     $  11.56
====================================================================================================================================
Total return*                                                  6.69%           2.41%     18.83%      36.89%     (32.72)%      12.23%
Ratio of net expenses to average net assets+                   2.17%**         2.04%      1.96%       2.04%       1.91%        1.86%
Ratio of net investment income to average net assets+          4.29%**         4.13%      4.52%       6.84%       4.90%        3.75%
Portfolio turnover                                               35%**           47%        20%         45%         29%          27%
Net assets, end of period (in thousands)                   $ 53,129        $ 82,879   $240,993    $376,790    $382,124     $813,963
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                  2.17%**         2.04%      1.96%       2.04%       1.91%        1.86%
 Net investment income                                         4.29%**         4.13%      4.52%       6.84%       4.90%        3.75%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                  2.17%**         2.04%      1.96%       2.04%       1.90%        1.85%
 Net investment income                                         4.29%**         4.13%      4.52%       6.84%       4.91%        3.76%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Yield Fund | Semiannual Report | 4/30/12  51

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           4/30/12         Year       Year        Year        Year         Year
                                                           (Consolidated)  Ended      Ended       Ended       Ended        Ended
                                                           (unaudited)     10/31/11   10/31/10    10/31/09    10/31/08     10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $   9.84        $  10.04   $   8.83    $   7.10    $  11.68     $  11.28
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.23        $   0.44   $   0.42    $   0.49    $   0.50     $   0.43
 Net realized and unrealized gain (loss) on investments        0.44           (0.17)      1.20        1.91       (4.05)        0.90
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   0.67        $   0.27   $   1.62    $   2.40    $  (3.55)    $   1.33
Distributions to shareowners:
 Net investment income                                        (0.25)          (0.47)     (0.41)      (0.58)      (0.46)       (0.44)
 Net realized gain                                               --              --         --       (0.09)      (0.57)       (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.42        $  (0.20)  $   1.21    $   1.73    $  (4.58)    $   0.40
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  10.26        $   9.84   $  10.04    $   8.83    $   7.10     $  11.68
====================================================================================================================================
Total return*                                                  6.92%           2.59%     18.79%      37.01%     (32.78)%      12.35%
Ratio of net expenses to average net assets+                   1.86%**         1.87%      1.88%       1.98%       1.89%        1.85%
Ratio of net investment income to average net assets+          4.58%**         4.32%      4.60%       6.78%       4.94%        3.76%
Portfolio turnover rate                                          35%**           47%        20%         45%         29%          27%
Net assets, end of period (in thousands)                   $522,341        $527,822   $599,656    $624,726    $483,992     $964,063
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                  1.86%**         1.87%      1.88%       1.98%       1.89%        1.85%
 Net investment income                                         4.58%**         4.32%      4.60%       6.78%       4.94%        3.76%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                  1.86%**         1.87%      1.88%       1.98%       1.89%        1.85%
 Net investment income                                         4.58%**         4.32%      4.60%       6.78%       4.94%        3.76%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratios with no reduction for fees paid indirectly.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

52  Pioneer High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           4/30/12         Year       Year        Year        Year         Year
                                                           (Consolidated)  Ended      Ended       Ended       Ended        Ended
                                                           (unaudited)     10/31/11   10/31/10    10/31/09    10/31/08     10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                       $  10.82        $  11.03   $   9.70    $   7.79    $  12.74     $  12.28
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.26        $   0.54   $   0.49    $   0.58    $   0.60     $   0.53
 Net realized and unrealized gain (loss) on investments        0.49           (0.19)      1.34        2.09       (4.42)        0.96
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   0.75        $   0.35   $   1.83    $   2.68    $  (3.82)    $   1.49
Distributions to shareowners:
 Net investment income                                        (0.29)          (0.56)     (0.50)      (0.67)      (0.56)       (0.54)
 Net realized gain                                               --              --         --       (0.09)      (0.57)       (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.46        $  (0.21)  $   1.33    $   1.91    $  (4.95)    $   0.46
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  11.28        $  10.82   $  11.03    $   9.70    $   7.79     $  12.74
====================================================================================================================================
Total return*                                                  7.07%           3.03%     19.32%      37.73%     (32.36)%      12.76%
Ratio of net expenses to average net assets+                   1.56%**         1.46%      1.49%       1.47%       1.47%        1.34%
Ratio of net investment income to average net assets+          4.88%**         4.73%      5.00%       7.23%       5.44%        4.24%
Portfolio turnover rate                                          35%**           47%        20%         45%         29%          27%
Net assets, end of period (in thousands)                   $ 93,745        $ 78,187   $ 95,303    $119,846    $ 78,537     $ 98,353
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                  1.56%**         1.46%      1.19%       1.47%       1.47%        1.34%
 Net investment income                                         4.88%**         4.73%      5.00%       7.23%       5.44%        4.24%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                  1.56%**         1.46%      1.49%       1.47%       1.47%        1.34%
 Net investment income                                         4.88%**         4.73%      5.00%       7.23%       5.44%        4.24%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
**    Annualized.

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Yield Fund | Semiannual Report | 4/30/12  53

------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended
                                                           4/30/12         Year       Year        Year        Year         Year
                                                           (Consolidated)  Ended      Ended       Ended       Ended        Ended
                                                           (unaudited)     10/31/11   10/31/10    10/31/09    10/31/08     10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $   9.67        $   9.88   $   8.69    $   6.99    $  11.48     $  11.11
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.27        $   0.55   $   0.51    $   0.57    $   0.60     $   0.55
 Net realized and unrealized gain (loss) on investments        0.44           (0.19)      1.19        1.87       (3.95)        0.87
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   0.71        $   0.36   $   1.70    $   2.44    $  (3.35)    $   1.42
Distributions to shareowners:
 Net investment income                                        (0.30)          (0.57)     (0.51)      (0.65)      (0.57)       (0.56)
 Net realized gain                                               --              --         --       (0.09)      (0.57)       (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.41        $  (0.21)  $   1.19    $   1.70    $  (4.49)    $   0.37
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  10.08        $   9.67   $   9.88    $   8.69    $   6.99     $  11.48
====================================================================================================================================
Total return*                                                  7.47%           3.55%     20.16%      38.59%     (31.79)%      13.48%
Ratio of net expenses to average net assets+                   0.83%**         0.81%      0.79%       0.78%       0.76%        0.71%
Ratio of net investment income to average net assets+          5.57%**         5.33%      5.67%       7.95%       6.15%        4.88%
Portfolio turnover rate                                          35%**           47%        20%         45%         29%          27%
Net assets, end of period (in thousands)                   $326,098        $372,280   $300,881    $367,933    $253,593     $317,661
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                  0.83%**         0.81%      0.79%       0.78%       0.76%        0.71%
 Net investment income                                         5.57%**         5.33%      5.67%       7.95%       6.15%        4.88%
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                  0.83%**         0.81%      0.79%       0.78%       0.76%        0.71%
 Net investment income                                         5.57%**         5.33%      5.67%       7.95%       6.15%        4.88%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
**    Annualized

The accompanying notes are an integral part of these financial statements.

54  Pioneer High Yield Fund | Semiannual Report | 4/30/12

------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                         Ended
                                                         4/30/12         Year       Year       Year        Year
                                                         (Consolidated)  Ended      Ended      Ended       Ended        7/6/07 to
                                                         (unaudited)     10/31/11   10/31/10   10/31/09    10/31/08     10/31/07 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                     $   9.33        $   9.86   $   8.65   $   7.01    $  11.51     $  11.42
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.28        $   0.53   $   0.53   $   0.58    $   0.60     $   0.17
 Net realized and unrealized gain (loss) on investments      0.37           (0.50)      1.18       1.80       (3.95)        0.09
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations     $   0.65        $   0.03   $   1.71   $   2.38    $  (3.35)    $   0.26
Distributions to shareowners:
 Net investment income                                      (0.29)          (0.56)     (0.50)     (0.65)      (0.58)       (0.17)
 Net realized gain                                             --              --         --      (0.09)      (0.57)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $   0.36        $  (0.53)  $   1.21   $   1.64    $  (4.50)    $   0.09
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   9.69        $   9.33   $   9.86   $   8.65    $   7.01     $  11.51
====================================================================================================================================
Total return*                                                7.06%           0.06%     20.35%     37.48%     (31.76)%       2.35%(b)
Ratio of net expenses to average net assets+                 0.85%**         0.85%      0.85%      0.85%       0.85%        0.67%**
Ratio of net investment income to average net assets+        5.51%**         5.15%      5.60%      7.49%       6.34%        4.92%**
Portfolio turnover rate                                        35%**           47%        20%        45%         29%          27%(b)
Net assets, end of period (in thousands)                 $  6,882        $  4,296   $  2,499   $  1,300    $    247     $    101
Ratios with no waiver of fees by the Adviser and no
 reduction for fees paid indirectly:
 Net expenses                                                0.93%**         0.97%      0.98%      0.98%       1.02%        0.67%**
 Net investment income                                       5.43%**         5.03%      5.47%      7.36%       6.17%        4.92%**
Ratios with waiver of fees by the Adviser and reduction
 for fees paid indirectly:
 Net expenses                                                0.85%**         0.85%      0.85%      0.85%       0.85%        0.67%**
 Net investment income                                       5.51%**         5.15%      5.60%      7.49%       6.34%        4.92%**
====================================================================================================================================

(a)   Class Z shares were first publicly offered on July 6, 2007.
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                       Pioneer High Yield Fund | Semiannual Report | 4/30/12  55

Notes to Financial Statements | 4/30/12 (unaudited) (Consolidated)

1.    Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

56    Pioneer High Yield Fund | Semiannual Report | 4/30/12

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At April 30, 2012, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.3% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    57
      condition of the company, current market conditions and comparable securities.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended October 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                     $141,225,241
--------------------------------------------------------------------------------
   Total                                                            $141,225,241
================================================================================

58    Pioneer High Yield Fund | Semiannual Report | 4/30/12

      The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                    $    8,923,954
Capital loss carryforward                                          (131,170,984)
Dividend payable                                                     (1,647,303)
Net unrealized gain                                                  66,040,322
--------------------------------------------------------------------------------
   Total                                                         $  (57,854,011)
================================================================================

      The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, credit default swaps, and interest on defaulted bonds.

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (Uni-Credit), earned $51,232 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2012.

D.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the six months ended April 30, 2012, the Fund recognized gains of $135,601 in the settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    59
      manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.    Risks

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
      (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.    Securities Lending

      The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to

60 Pioneer High Yield Fund | Semiannual Report | 4/30/12 reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At April 30, 2012, the Fund had no securities on loan.

H.    Credit Default Swap Agreements

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

      The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk,

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    61
      liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

      During the six months ended April 30, 2012, the Fund opened six credit default swap contracts, with an average notional amount of $16,500,000, which were still open at year end. Credit default swap contracts outstanding at period end are listed at the end of the Fund's schedule of investments.

2.    Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the six months ended April 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.63% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. Fees waived and expenses reimbursed during the six months ended April 30, 2012 are reflected on the Statement of Operations. This expense limitation is in effect through March 1, 2013 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $243,369 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2012.

3.    Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

62    Pioneer High Yield Fund | Semiannual Report | 4/30/12

For the six months ended April 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  843,381
Class B                                                                   35,972
Class C                                                                  236,999
Class R                                                                  127,491
Class Y                                                                  161,762
Class Z                                                                    2,457
--------------------------------------------------------------------------------
   Total                                                              $1,408,062
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $683,918 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2012.

4.    Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of April 30, 2012, the Subsidiary represented approximately $2,724,783 or approximately 0.1% of the net assets of the Fund.

5.    Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $151,098 in distribution fees payable to PFD at April 30, 2012.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    63

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2012, CDSCs in the amount of $27,596 were paid to PFD.

6.    Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended April 30, 2012, the Fund's expenses were not reduced under such arrangements.

7.    Line of Credit Facility

The Fund has a $100 million committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $100 million or the limit set for borrowings by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the Federal Funds Rate as in effect on that day, plus 1.15% on an annualized basis or the overnight London Interbank Offered Rate (LIBOR) as in effect on that day plus 1.15% on an annualized basis. The Fund pays a quarterly commitment fee for this facility. For the six months ended April 30, 2012, there were no borrowings outstanding.

64    Pioneer High Yield Fund | Semiannual Report | 4/30/12

8.    Unfunded Loan Commitments

As of April 30, 2012, the Fund had unfunded loan commitments of approximately $19,083,426 (excluding unrealized depreciation on those commitments of $34,084 as of April 30, 2012) which could be extended at the option of the borrower, pursuant to the following loan agreements:

---------------------------------------------------------------------------------------------
                                                                                   Unrealized
Loan                                     Shares        Cost          Value         Loss
---------------------------------------------------------------------------------------------
National Specialty Hospitals, Delayed
 Draw Term Loan                             757,426    $  757,426    $  723,342    $ (34,084)
Molycorp, Inc., Bridge Loan               5,426,000     5,426,000     5,426,000           --
Viasystems, Inc., Bridge Loan            12,900,000    12,900,000    12,900,000           --
---------------------------------------------------------------------------------------------
   Total                                                                           $ (34,084)
=============================================================================================

9.    Additional Disclosures about Derivative Instruments and Hedging
      Activities:

Values of derivative instruments as of April 30, 2012 were as follows:

---------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments       Asset Derivatives 2012           Liabilities Derivatives 2012
Under Accounting          -------------------------------------------------------------
Standards Codification    Balance Sheet                    Balance Sheet
(ASC) 815                 Location         Value           Location         Value
---------------------------------------------------------------------------------------
Credit Default Swaps      Receivables      $1,822,904      Payables         $--
---------------------------------------------------------------------------------------
   Total                                   $1,822,904                       $--
=======================================================================================

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2012 was as follows:

----------------------------------------------------------------------------------------------------
Derivatives Not                                                                       Change in
Accounted for as                                                      Realized        Unrealized
Hedging Instruments                                                   Loss on         Gain or (Loss)
Under Accounting          Location of Gain or (Loss)                  Derivatives     on Derivatives
Standards Codification    On Derivatives Recognized                   Recognized      Recognized
(ASC) 815                 in Income                                   in Income       in Income
----------------------------------------------------------------------------------------------------
Credit Default Swaps      Net realized loss on credit default swaps   $(2,799,528)
Credit Default Swaps      Change in net unrealized gain                               $942,671
                          (loss) on credit default swaps

10.   Pending Litigation

The Fund is currently involved in a litigation matter relating to Fund investments. The Fund believes the claim is without merit and is defending the matter vigorously. At April 30, 2012, it is reasonably possible that an adverse outcome may result. Currently, the amount of a judgment cannot be reasonably estimated.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    65

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the

66    Pioneer High Yield Fund | Semiannual Report | 4/30/12

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2011, in the fourth quintile of its Morningstar category for the three year period ended June 30, 2011, and in the second quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the improvement in the Fund's performance. They indicated that they were satisfied with the information presented with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    67
in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that the Fund's expense ratio was only nine basis points higher than the peer group median expense ratio and that it was trending downward.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may

68    Pioneer High Yield Fund | Semiannual Report | 4/30/12
be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    69

Trustees, Officers and Service Providers

Trustees                                        Officers
John F. Cogan, Jr., Chairman                    John F. Cogan, Jr., President
David R. Bock                                   Daniel K. Kingsbury, Executive
Mary K. Bush                                      Vice President
Benjamin M. Friedman                            Mark E. Bradley, Treasurer
Margaret B.W. Graham                            Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

70    Pioneer High Yield Fund | Semiannual Report | 4/30/12

                           This page for your notes.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    71

                           This page for your notes.

72    Pioneer High Yield Fund | Semiannual Report | 4/30/12

                           This page for your notes.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    73

                           This page for your notes.

74    Pioneer High Yield Fund | Semiannual Report | 4/30/12

                           This page for your notes.

                     Pioneer High Yield Fund | Semiannual Report | 4/30/12    75

                           This page for your notes.

76    Pioneer High Yield Fund | Semiannual Report | 4/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 29, 2012

* Print the name and title of each signing officer under his or her signature.